Statistical Supplement Package (unaudited) First Quarter 2020 1 of 51

Ameriprise Financial, Inc. Statistical Supplement Information Table of Contents Page Ameriprise Financial, Inc. Statistical Supplement Presentation............................................................................................................ 4 Consolidated GAAP Income Statements..................................................................................................... 5 Consolidated Adjusted Operating Results and Highlights............................................................................ 6 Common Share and Capital Summary........................................................................................................ 8 Segment Summary...................................................................................................................................... 10 Advice & Wealth Management Segment Segment Adjusted Operating Income Statements....................................................................................... 12 Segment Metrics.......................................................................................................................................... 13 Asset Management Segment Segment Adjusted Operating Income Statements....................................................................................... 15 Segment Metrics.......................................................................................................................................... 16 Global Asset Management Products............................................................................................................ 17 Retail Fund Performance - Columbia........................................................................................................... 18 Retail Fund Performance - Threadneedle.................................................................................................... 19 Annuities Segment Segment Adjusted Operating Income Statements....................................................................................... 21 Segment Metrics.......................................................................................................................................... 22 Protection Segment Segment Adjusted Operating Income Statements....................................................................................... 24 Segment Metrics.......................................................................................................................................... 25 Corporate & Other Segment Segment Adjusted Operating Income Statements....................................................................................... 27 Eliminations Adjusted Operating Income Statements ..................................................................................................... 28 Balance Sheet and Ratings Information Consolidated Balance Sheets...................................................................................................................... 30 Capital and Ratings Information................................................................................................................... 31 Investments................................................................................................................................................. 32 Non-GAAP Financial Information…................................................................................................................. 33 Glossary of Selected Terminology Glossary of Selected Terminology - Segments............................................................................................ 34 Glossary of Selected Terminology............................................................................................................... 35 Exhibit A Disclosed Items........................................................................................................................................... 38 Exhibit B Corporate & Other Segment Details............................................................................................................ 44 Exhibit C Non-GAAP Financial Measure Reconciliations............................................................................................ 47 Exhibit D Revenue Detail by Product.......................................................................................................................... 50 2 of 51

Statistical Supplement Package (unaudited) First Quarter 2020 Consolidated Results 3 of 51

Ameriprise Financial, Inc. Statistical Supplement Presentation First Quarter 2020 Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude the impact of consolidating certain investment entities ("CIEs"); integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC") amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; gain or loss on disposal of business that is not considered discontinued operations; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations, best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses several non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 47 and 48. The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values. The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company's nonperformance spread. Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life. The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives. Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis. In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles. 4 of 51

Ameriprise Financial, Inc.
Consolidated GAAP Income Statements
First Quarter 2020

(in millions, except per share amounts, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Revenues													
Management and financial advice fees	$ 1,627	$ 1,732	$ 1,794	$ 1,862	$ 1,770	$ 1,627	$ 1,770	$ 143	9 %	$ 143	9 %	$ (92)	(5)%
Distribution fees	480	490	480	469	464	480	464	(16)	(3)%	(16)	(3)%	(5)	(1)%
Net investment income	397	368	356	342	328	397	328	(69)	(17)%	(69)	(17)%	(14)	(4)%
Premiums	371	376	374	93	91	371	91	(280)	(75)%	(280)	(75)%	(2)	(2)%
Other revenues	278	316	347	338	373	278	373	95	34 %	95	34 %	35	10 %
Gain on disposal of business	-	-	-	213	-	-	-	-	-	-	-	(213)	#
Total revenues	3,153	3,282	3,351	3,317	3,026	3,153	3,026	(127)	(4)%	(127)	(4)%	(291)	(9)%
Banking and deposit interest expense	35	37	34	30	25	35	25	(10)	(29)%	(10)	(29)%	(5)	(17)%
Total net revenues	3,118	3,245	3,317	3,287	3,001	3,118	3,001	(117)	(4)%	(117)	(4)%	(286)	(9)%
Expenses													
Distribution expenses	900	948	971	991	995	900	995	95	11 %	95	11 %	4	-
Interest credited to fixed accounts	204	186	127	152	91	204	91	(113)	(55)%	(113)	(55)%	(61)	(40)%
Benefits, claims, losses and settlement expenses	670	584	594	728	(1,747)	670	(1,747)	(2,417)	#	(2,417)	#	(2,475)	#
Amortization of deferred acquisition costs	16	58	112	(7)	512	16	512	496	#	496	#	519	#
Interest and debt expense	53	59	52	50	46	53	46	(7)	(13)%	(7)	(13)%	(4)	(8)%
General and administrative expense	805	823	820	839	753	805	753	(52)	(6)%	(52)	(6)%	(86)	(10)%
Total expenses	2,648	2,658	2,676	2,753	650	2,648	650	(1,998)	(75)%	(1,998)	(75)%	(2,103)	(76)%
Pretax income	470	587	641	534	2,351	470	2,351	1,881	#	1,881	#	1,817	#
Income tax provision	75	95	98	71	315	75	315	240	#	240	#	244	#
Net income	$ 395	$ 492	$ 543	$ 463	$ 2,036	$ 395	$ 2,036	$ 1,641	#	$ 1,641	#	$ 1,573	#
Net Investment Income													
Investment income on fixed maturities	$ 353	$ 344	$ 349	$ 332	$ 322	$ 353	$ 322	$ (31)	(9)%	$ (31)	(9)%	$ (10)	(3)%
Realized investment gains (losses) [(1)]	4	-	(10)	(2)	(19)	4	(19)	(23)	#	(23)	#	(17)	#
Affordable housing	(15)	(17)	(26)	(40)	(14)	(15)	(14)	1	7 %	1	7 %	26	65 %
Other (including seed money)	32	16	19	30	22	32	22	(10)	(31)%	(10)	(31)%	(8)	(27)%
Consolidated investment entities	23	25	24	22	17	23	17	(6)	(26)%	(6)	(26)%	(5)	(23)%
Total net investment income	$ 397	$ 368	$ 356	$ 342	$ 328	$ 397	$ 328	$ (69)	(17)%	$ (69)	(17)%	$ (14)	(4)%
Earnings Per Share													
Basic earnings per share	$ 2.85	$ 3.61	$ 4.09	$ 3.59	$ 16.11	$ 2.85	$ 16.11	$ 13.26	#	$ 13.26	#	$ 12.52	#
Earnings per diluted share	$ 2.82	$ 3.57	$ 4.04	$ 3.53	$ 15.88	$ 2.82	$ 15.88	$ 13.06	#	$ 13.06	#	$ 12.35	#
Earnings per diluted share growth	(27.9)%	15.2 %	17.8 %	(6.1)%	NM	(27.9)%	NM	NM		NM		NM	
Weighted average common shares outstanding													
Basic weighted average common shares outstanding	138.8	136.1	132.7	129.0	126.4	138.8	126.4	(12.4)	(9)%	(12.4)	(9)%	(2.6)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	1.3	1.9	1.8	2.3	1.8	1.3	1.8	0.5	38 %	0.5	38 %	(0.5)	(22)%
Diluted weighted average common shares outstanding	140.1	138.0	134.5	131.3	128.2	140.1	128.2	(11.9)	(8)%	(11.9)	(8)%	(3.1)	(2)%
Metrics													
Net revenue growth	(1.6)%	1.5 %	0.8 %	3.4 %	(3.8)%	(1.6)%	(3.8)%	(2.2)%		(2.2)%		(7.2)%	
Pretax income margin	15.1 %	18.1 %	19.3 %	16.2 %	78.3 %	15.1 %	78.3 %	63.2 %		63.2 %		62.1 %	
Effective tax rate	15.9 %	16.1 %	15.4 %	13.2 %	13.4 %	15.9 %	13.4 %	(2.5)%		(2.5)%		0.2 %	
Total equity / outstanding shares [(2)]	$ 42.56	$ 44.83	$ 45.92	$ 45.04	$ 53.37	$ 42.56	$ 53.37	$ 10.81	25 %	$ 10.81	25 %	$ 8.33	18 %
Total equity excluding AOCI / outstanding shares [(3)(4)]	$ 42.30	$ 42.83	$ 43.34	$ 42.98	$ 55.73	$ 42.30	$ 55.73	$ 13.43	32 %	$ 13.43	32 %	$ 12.75	30 %

(1) Q1 2019 includes a $5M impairment classified as restructuring costs related to the sale of Auto & Home.

(2) Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pgs 47 and 48.

NM Not Meaningful

Variance equal to or greater than 100%.

5 of 51

Ameriprise Financial, Inc.
Consolidated Adjusted Operating Results and Highlights
First Quarter 2020

(in millions except per share amounts, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Revenues													
Total net revenues	$ 3,118	$ 3,245	$ 3,317	$ 3,287	$ 3,001	$ 3,118	$ 3,001	$ (117)	(4)%	$ (117)	(4)%	$ (286)	(9)%
Less revenues attributable to the CIEs	21	24	22	21	16	21	16	(5)	(24)%	(5)	(24)%	(5)	(24)%
Less net realized investment gains (losses) [1]	9	-	(13)	(2)	(20)	9	(20)	(29)	#	(29)	#	(18)	#
Less market impact on indexed universal life benefits [1]	(17)	(8)	17	8	55	(17)	55	72	#	72	#	47	#
Mean reversion related impacts [1]	-	-	-	-	(1)	-	(1)	(1)	-	(1)	-	(1)	-
Less market impact of hedges on investments	(10)	(18)	(9)	2	-	(10)	-	10	#	10	#	(2)	#
Less gain on disposal of business [4]	-	-	-	213	-	-	-	-	-	-	-	(213)	#
Less integration/restructuring charges [2]	(3)	-	-	-	-	(3)	-	3	#	3	#	-	-
Adjusted operating total net revenues [4]	$ 3,118	$ 3,247	$ 3,300	$ 3,045	$ 2,951	$ 3,118	$ 2,951	$ (167)	(5)%	$ (167)	(5)%	$ (94)	(3)%
Earnings													
Net income	$ 395	$ 492	$ 543	$ 463	$ 2,036	$ 395	$ 2,036	$ 1,641	#	$ 1,641	#	$ 1,573	#
Less net income (loss) attributable to the CIEs	-	1	(1)	1	(2)	-	(2)	(2)	-	(2)	-	(3)	#
Integration/restructuring charges [2][4]	7	2	2	6	1	7	1	(6)	(86)%	(6)	(86)%	(5)	(83)%
Market impact on variable annuity guaranteed benefits [1][4]	142	60	2	375	(1,689)	142	(1,689)	(1,831)	#	(1,831)	#	(2,064)	#
Market impact on fixed index annuity benefits [1][4]	-	(1)	1	-	(3)	-	(3)	(3)	-	(3)	-	(3)	-
Market impact on indexed universal life benefits [1][4]	51	26	(48)	(17)	(91)	51	(91)	(142)	#	(142)	#	(74)	#
Mean reversion related impacts [1][4]	(36)	(18)	36	(39)	61	(36)	61	97	#	97	#	100	#
Market impact of hedges on investments [4]	10	18	9	(2)	-	10	-	(10)	#	(10)	#	2	#
Less gain on disposal of business [4]	-	-	-	213	-	-	-	-	-	-	-	(213)	#
Less net realized investment gains (losses) [1][4]	9	-	(11)	(2)	(20)	9	(20)	(29)	#	(29)	#	(18)	#
Tax effect of adjustments [5]	(35)	(18)	(3)	(23)	357	(35)	357	392	#	392	#	380	#
Adjusted operating earnings [3]	$ 525	$ 560	$ 554	$ 551	$ 694	$ 525	$ 694	$ 169	32 %	$ 169	32 %	$ 143	26 %
Pretax Earnings													
Pretax income	$ 470	$ 587	$ 641	$ 534	$ 2,351	$ 470	$ 2,351	$ 1,881	#	$ 1,881	#	$ 1,817	#
Less pretax income (loss) attributable to the CIEs	-	1	(1)	1	(2)	-	(2)	(2)	-	(2)	-	(3)	#
Integration/restructuring charges [2]	7	2	2	6	1	7	1	(6)	(86)%	(6)	(86)%	(5)	(83)%
Market impact on variable annuity guaranteed benefits [1]	142	60	2	375	(1,689)	142	(1,689)	(1,831)	#	(1,831)	#	(2,064)	#
Market impact on fixed index annuity benefits [1]	-	(1)	1	-	(3)	-	(3)	(3)	-	(3)	-	(3)	-
Market impact on indexed universal life benefits [1]	51	26	(48)	(17)	(91)	51	(91)	(142)	#	(142)	#	(74)	#
Mean reversion related impacts [1]	(36)	(18)	36	(39)	61	(36)	61	97	#	97	#	100	#
Market impact of hedges on investments	10	18	9	(2)	-	10	-	(10)	#	(10)	#	2	#
Less gain on disposal of business [4]	-	-	-	213	-	-	-	-	-	-	-	(213)	#
Less net realized investment gains (losses) [1]	9	-	(11)	(2)	(20)	9	(20)	(29)	#	(29)	#	(18)	#
Pretax adjusted operating earnings [3]	$ 635	$ 673	$ 655	$ 645	$ 652	$ 635	$ 652	$ 17	3 %	$ 17	3 %	$ 7	1 %
Pretax Adjusted Operating Margin [3][6]	20.4%	20.7%	19.8%	21.2%	22.1%	20.4%	22.1%	1.7 %		1.7 %		0.9 %	
Adjusted Operating Effective Tax Rate [3][7]	17.3%	16.8%	15.4%	14.6%	(6.4)%	17.3%	(6.4)%	(23.7)%		(23.7)%		(21.0)%	
Weighted Average Common Shares Outstanding													
Basic	138.8	136.1	132.7	129.0	126.4	138.8	126.4	(12.4)	(9)%	(12.4)	(9)%	(2.6)	(2)%
Diluted	140.1	138.0	134.5	131.3	128.2	140.1	128.2	(11.9)	(8)%	(11.9)	(8)%	(3.1)	(2)%
Adjusted Operating Earnings Per Share [3]													
Basic adjusted operating earnings per share	$ 3.78	$ 4.11	$ 4.17	$ 4.27	$ 5.49	$ 3.78	$ 5.49	$ 1.71	45 %	$ 1.71	45 %	$ 1.22	29 %
Adjusted operating earnings per diluted share	$ 3.75	$ 4.06	$ 4.12	$ 4.20	$ 5.41	$ 3.75	$ 5.41	$ 1.66	44 %	$ 1.66	44 %	$ 1.21	29 %
Return on Equity													
Return on equity excluding AOCI [3][7]	32.5 %	33.1 %	34.0 %	33.1 %	59.5 %	32.5 %	59.5 %	27.0 %		27.0 %		26.4 %	
Adjusted operating return on equity excluding AOCI [3][7]	36.4 %	37.1 %	37.7 %	38.3 %	39.7 %	36.4 %	39.7 %	3.3 %		3.3 %		1.4 %	

(1) Adjusted operating adjustments for net realized investment gains (losses), mean reversion related impacts, market impact on indexed universal life benefits, market impact on fixed index annuity benefits, and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2) Q1 2019 includes a $5M impairment classified as restructuring costs related to the sale of Auto & Home.

(3) See non-GAAP financial information on pg 33.

(4) Pretax adjusted operating adjustments.

(5) Calculated using the statutory tax rate of 21%.

(6) Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues.

(7) Non-GAAP financial measure reconciliations can be found on pg 47 and 48.

Variance equal to or greater than 100%.

6 of 51

Ameriprise Financial, Inc.
Consolidated Adjusted Operating Results and Highlights
First Quarter 2020

(in millions except per share amounts, headcount and where noted, unaudited)	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Book Value													
Total equity excluding CIEs / outstanding shares [1][2]	$ 42.55	$ 44.83	$ 45.92	$ 45.03	$ 53.36	$ 42.55	$ 53.36	$ 10.81	25 %	$ 10.81	25 %	$ 8.33	18 %
Total equity excluding CIEs and AOCI / outstanding shares [1][3]	$ 42.29	$ 42.83	$ 43.33	$ 42.97	$ 55.73	$ 42.29	$ 55.73	$ 13.44	32 %	$ 13.44	32 %	$ 12.76	30 %
Adjusted Operating Metrics													
Adjusted operating earnings per diluted share growth: Target 12 - 15%	2.2 %	14.0 %	14.1 %	10.5 %	44.3 %	2.2 %	44.3 %	42.1 %		42.1 %		33.8 %	
Adjusted operating return on equity excluding AOCI: Target 30%+ [1]	36.4 %	37.1 %	37.7 %	38.3 %	39.7 %	36.4 %	39.7 %	3.3 %		3.3 %		1.4 %	
Debt to Capital													
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital [4]	36.7 %	34.0 %	34.1 %	35.1 %	25.9 %	36.7 %	25.9 %	(10.8)%		(10.8)%		(9.2)%	
Goodwill and Intangible Assets	$ 1,990	$ 1,976	$ 1,963	$ 1,990	$ 1,967	$ 1,990	$ 1,967	$ (23)	(1)%	$ (23)	(1)%	$ (23)	(1)%
Assets Under Management and Administration													
Advice & Wealth Management AUM	$ 276,921	$ 289,933	$ 295,907	$ 315,201	$ 273,072	$ 276,921	$ 273,072	$ (3,849)	(1)%	$ (3,849)	(1)%	$ (42,129)	(13)%
Asset Management AUM	459,112	468,274	468,564	494,181	426,163	459,112	426,163	(32,949)	(7)%	(32,949)	(7)%	(68,018)	(14)%
Corporate AUM	49	46	47	49	48	49	48	(1)	(2)%	(1)	(2)%	(1)	(2)%
Eliminations	(28,355)	(29,299)	(29,706)	(31,358)	(27,923)	(28,355)	(27,923)	432	2 %	432	2 %	3,435	11 %
Total Assets Under Management	707,727	728,954	734,812	778,073	671,360	707,727	671,360	(36,367)	(5)%	(36,367)	(5)%	(106,713)	(14)%
Total Assets Under Administration	183,456	186,950	186,471	195,376	167,760	183,456	167,760	(15,696)	(9)%	(15,696)	(9)%	(27,616)	(14)%
Total AUM and AUA	$ 891,183	$ 915,904	$ 921,283	$ 973,449	$ 839,120	$ 891,183	$ 839,120	$ (52,063)	(6)%	$ (52,063)	(6)%	$ (134,329)	(14)%
Business Metrics													
AWM total client assets	$ 588,345	$ 607,514	$ 611,650	$ 643,046	$ 559,808	$ 588,345	$ 559,808	$ (28,537)	(5)%	$ (28,537)	(5)%	$ (83,238)	(13)%
Total financial advisors	9,979	9,951	9,930	9,871	9,878	9,979	9,878	(101)	(1)%	(101)	(1)%	7	-
Net Flows and Net Deposits													
Advisor wrap	$ 4,337	$ 4,819	$ 4,109	$ 4,359	$ 6,111	$ 4,337	$ 6,111	$ 1,774	41 %	$ 1,774	41 %	$ 1,752	40 %
Asset Management	$ (7,231)	$ (1,927)	$ (1,277)	$ 3,348	$ (2,458)	$ (7,231)	$ (2,458)	$ 4,773	66 %	$ 4,773	66 %	$ (5,806)	#
Annuities [5]	$ (1,050)	$ (1,027)	$ (841)	$ (931)	$ (906)	$ (1,050)	$ (906)	$ 144	14 %	$ 144	14 %	$ 25	3 %
Variable universal life / Universal life	$ (93)	$ (57)	$ (63)	$ (52)	$ (77)	$ (93)	$ (77)	$ 16	17 %	$ 16	17 %	$ (25)	(48)%
S&P 500													
Daily average	2,720	2,884	2,958	3,089	3,069	2,720	3,069	349	13 %	349	13 %	(20)	(1)%
Period end	2,834	2,942	2,977	3,231	2,585	2,834	2,585	(249)	(9)%	(249)	(9)%	(646)	(20)%
Weighted Equity Index (WEI) [6]													
Daily average	1,930	2,030	2,065	2,152	2,111	1,930	2,111	181	9 %	181	9 %	(41)	(2)%
Period end	2,001	2,069	2,075	2,247	1,753	2,001	1,753	(248)	(12)%	(248)	(12)%	(494)	(22)%

(1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.
(2) Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.
(3) Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
(4) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020.
(5) Excludes payout annuities.
(6) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.
Variance equal to or greater than 100%.

7 of 51

Ameriprise Financial, Inc.
Common Share and Capital Summary
First Quarter 2020

(in millions unless otherwise noted, unaudited)	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Common shares													
Beginning balance	136.3	134.2	131.3	127.4	123.9	136.3	123.9	(12.4)	(9)%	(12.4)	(9)%	(3.5)	(3)%
Repurchases	(2.8)	(3.0)	(4.0)	(3.6)	(2.5)	(2.8)	(2.5)	0.3	11 %	0.3	11 %	1.1	31 %
Issuances	0.9	0.3	0.3	0.3	1.8	0.9	1.8	0.9	#	0.9	#	1.5	#
Other	(0.2)	(0.2)	(0.2)	(0.2)	(0.9)	(0.2)	(0.9)	(0.7)	#	(0.7)	#	(0.7)	#
Total common shares outstanding	134.2	131.3	127.4	123.9	122.3	134.2	122.3	(11.9)	(9)%	(11.9)	(9)%	(1.6)	(1)%
Restricted stock units	3.1	3.2	3.2	3.3	3.1	3.1	3.1	-	-	-	-	(0.2)	(6)%
Total basic common shares outstanding	137.3	134.5	130.6	127.2	125.4	137.3	125.4	(11.9)	(9)%	(11.9)	(9)%	(1.8)	(1)%
Total potentially dilutive shares	1.5	2.0	1.9	2.6	0.9	1.5	0.9	(0.6)	(40)%	(0.6)	(40)%	(1.7)	(65)%
Total diluted shares	138.8	136.5	132.5	129.8	126.3	138.8	126.3	(12.5)	(9)%	(12.5)	(9)%	(3.5)	(3)%
Capital Returned to Shareholders													
Dividends paid	$ 127	$ 134	$ 129	$ 128	$ 126	$ 127	$ 126	$ (1)	(1)%	$ (1)	(1)%	$ (2)	(2)%
Common stock share repurchases	$ 355	$ 436	$ 547	$ 561	$ 386	$ 355	$ 386	$ 31	9 %	$ 31	9 %	$ (175)	(31)%
Allocated Capital [(1)]													
Advice & Wealth Management	$ 756	$ 817	$ 910	$ 977	$ 1,053	$ 756	$ 1,053	$ 297	39 %	$ 297	39 %	$ 76	8 %
Asset Management	1,849	1,844	1,827	1,838	1,818	1,849	1,818	(31)	(2)%	(31)	(2)%	(20)	(1)%
Annuities	1,770	1,741	1,802	1,861	1,757	1,770	1,757	(13)	(1)%	(13)	(1)%	(104)	(6)%
Protection	773	743	769	777	960	773	960	187	24 %	187	24 %	183	24 %
Corporate & Other	4,009	3,665	3,401	3,063	3,701	4,009	3,701	(308)	(8)%	(308)	(8)%	638	21 %
Total allocated capital	$ 9,157	$ 8,810	$ 8,709	$ 8,516	$ 9,289	$ 9,157	$ 9,289	$ 132	1 %	$ 132	1 %	$ 773	9 %

(1) Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities. Allocated capital is not adjusted for non adjusted operating items except for CIEs.

Variance equal to or greater than 100%.

8 of 51

Statistical Supplement Package (unaudited) First Quarter 2020 Segment Results 9 of 51

Ameriprise Financial, Inc.
Segment Summary
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Segment Summary													
Advice & Wealth Management													
Adjusted operating total net revenues	$ 1,554	$ 1,653	$ 1,682	$ 1,710	$ 1,695	$ 1,554	$ 1,695	$ 141	9 %	$ 141	9 %	$ (15)	(1)%
Adjusted operating expenses	1,204	1,277	1,286	1,323	1,317	1,204	1,317	113	9 %	113	9 %	(6)	-
Pretax adjusted operating earnings	$ 350	$ 376	$ 396	$ 387	$ 378	$ 350	$ 378	$ 28	8 %	$ 28	8 %	$ (9)	(2)%
Allocated capital	$ 756	$ 817	$ 910	$ 977	$ 1,053	$ 756	$ 1,053	$ 297	39 %	$ 297	39 %	$ 76	8 %
Adjusted operating return on allocated capital (1)	159.8 %	158.3 %	155.6 %	150.9 %	153.0 %	159.8 %	153.0 %	(6.8)%		(6.8)%		2.1 %	
Pretax adjusted operating margin	22.5 %	22.7 %	23.5 %	22.6 %	22.3 %	22.5 %	22.3 %	(0.2)%		(0.2)%		(0.3)%	
Asset Management													
Adjusted operating total net revenues	$ 689	$ 712	$ 742	$ 770	$ 686	$ 689	$ 686	$ (3)	-	$ (3)	-	$ (84)	(11)%
Adjusted operating expenses	543	548	569	592	529	543	529	(14)	(3)%	(14)	(3)%	(63)	(11)%
Pretax adjusted operating earnings	$ 146	$ 164	$ 173	$ 178	$ 157	$ 146	$ 157	$ 11	8 %	$ 11	8 %	$ (21)	(12)%
Allocated capital	$ 1,849	$ 1,844	$ 1,827	$ 1,838	$ 1,818	$ 1,849	$ 1,818	$ (31)	(2)%	$ (31)	(2)%	$ (20)	(1)%
Adjusted operating return on allocated capital (1)	30.6 %	29.8 %	28.7 %	30.2 %	32.8 %	30.6 %	32.8 %	2.2 %		2.2 %		2.6 %	
Pretax adjusted operating margin	21.2 %	23.0 %	23.3 %	23.1 %	22.9 %	21.2 %	22.9 %	1.7 %		1.7 %		(0.2)%	
Adjusted operating total net revenues	$ 689	$ 712	$ 742	$ 770	$ 686	$ 689	$ 686	$ (3)	-	$ (3)	-	$ (84)	(11)%
Distribution pass thru revenues	(179)	(186)	(189)	(193)	(186)	(179)	(186)	(7)	(4)%	(7)	(4)%	7	4 %
Subadvisory and other pass thru revenues	(81)	(81)	(83)	(85)	(78)	(81)	(78)	3	4 %	3	4 %	7	8 %
Net adjusted operating revenues (2)	$ 429	$ 445	$ 470	$ 492	$ 422	$ 429	$ 422	$ (7)	(2)%	$ (7)	(2)%	$ (70)	(14)%
Pretax adjusted operating earnings	$ 146	$ 164	$ 173	$ 178	$ 157	$ 146	$ 157	$ 11	8 %	$ 11	8 %	$ (21)	(12)%
Adjusted operating net investment income	(6)	(3)	(2)	(4)	-	(6)	-	6	#	6	#	4	#
Amortization of intangibles	4	4	9	4	3	4	3	(1)	(25)%	(1)	(25)%	(1)	(25)%
Net adjusted operating earnings (2)	$ 144	$ 165	$ 180	$ 178	$ 160	$ 144	$ 160	$ 16	11 %	$ 16	11 %	$ (18)	(10)%
Net pretax adjusted operating margin (2)(3)	33.6 %	37.1 %	38.3 %	36.2 %	37.9 %	33.6 %	37.9 %	4.3 %		4.3 %		1.7 %	
Annuities													
Adjusted operating total net revenues	$ 604	$ 620	$ 617	$ 618	$ 589	$ 604	$ 589	$ (15)	(2)%	$ (15)	(2)%	$ (29)	(5)%
Adjusted operating expenses	476	491	497	498	494	476	494	18	4 %	18	4 %	(4)	(1)%
Pretax adjusted operating earnings	$ 128	$ 129	$ 120	$ 120	$ 95	$ 128	$ 95	$ (33)	(26)%	$ (33)	(26)%	$ (25)	(21)%
Allocated capital	$ 1,770	$ 1,741	$ 1,802	$ 1,861	$ 1,757	$ 1,770	$ 1,757	$ (13)	(1)%	$ (13)	(1)%	$ (104)	(6)%
Adjusted operating return on allocated capital (1)	22.2 %	22.9 %	22.7 %	23.0 %	23.1 %	22.2 %	23.1 %	0.9 %		0.9 %		0.1 %	
Pretax adjusted operating margin	21.2 %	20.8 %	19.4 %	19.4 %	16.1 %	21.2 %	16.1 %	(5.1)%		(5.1)%		(3.3)%	
Protection													
Adjusted operating total net revenues	$ 262	$ 259	$ 265	$ 261	$ 257	$ 262	$ 257	$ (5)	(2)%	$ (5)	(2)%	$ (4)	(2)%
Adjusted operating expenses	188	194	208	196	185	188	185	(3)	(2)%	(3)	(2)%	(11)	(6)%
Pretax adjusted operating earnings	$ 74	$ 65	$ 57	$ 65	$ 72	$ 74	$ 72	$ (2)	(3)%	$ (2)	(3)%	$ 7	11 %
Allocated capital	$ 773	$ 743	$ 769	$ 777	$ 960	$ 773	$ 960	$ 187	24 %	$ 187	24 %	$ 183	24 %
Adjusted operating return on allocated capital (1)	27.6 %	28.3 %	28.1 %	28.0 %	29.1 %	27.6 %	29.1 %	1.5 %		1.5 %		1.1 %	
Pretax adjusted operating margin	28.2 %	25.1 %	21.5 %	24.9 %	28.0 %	28.2 %	28.0 %	(0.2)%		(0.2)%		3.1 %	
Corporate & Other													
Corporate excluding Long Term Care and Auto & Home pretax adjusted operating loss	$ (78)	$ (79)	$ (73)	$ (103)	$ (52)	$ (78)	$ (52)	$ 26	33 %	$ 26	33 %	$ 51	50 %
Long Term Care pretax adjusted operating earnings (loss)	$ 6	$ 4	$ (8)	$ (2)	$ 2	$ 6	$ 2	$ (4)	(67)%	$ (4)	(67)%	$ 4	#
Auto & Home pretax adjusted operating earnings (loss) (4)	$ 9	$ 14	$ (10)	N/A	N/A	$ 9	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) See non-GAAP financial information on pg 33.

(3) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.

(4) Auto & Home business sold as of October 1, 2019 to American Family Insurance

Variance equal to or greater than 100%.

10 of 51

Statistical Supplement Package (unaudited) First Quarter 2020 Advice & Wealth Management Segment 11 of 51

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
First Quarter 2020

(in millions unless otherwise noted, unaudited)

						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q	
	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Advice & Wealth Management Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 878	$ 954	$ 984	$ 1,025	$ 1,024	$ 878	$ 1,024	$ 146	17 %	$ 146	17 %	$ (1)	-
Distribution fees	561	580	578	562	548	561	548	(13)	(2)%	(13)	(2)%	(14)	(2)%
Net investment income	99	101	110	101	100	99	100	1	1 %	1	1 %	(1)	(1)%
Premiums	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	51	54	45	52	48	51	48	(3)	(6)%	(3)	(6)%	(4)	(8)%
Total revenues	1,589	1,689	1,717	1,740	1,720	1,589	1,720	131	8 %	131	8 %	(20)	(1)%
Banking and deposit interest expense	35	36	35	30	25	35	25	(10)	(29)%	(10)	(29)%	(5)	(17)%
Adjusted operating total net revenues	1,554	1,653	1,682	1,710	1,695	1,554	1,695	141	9 %	141	9 %	(15)	(1)%
Expenses													
Distribution expenses	870	926	948	970	970	870	970	100	11 %	100	11 %	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	3	3	2	3	2	3	2	(1)	(33)%	(1)	(33)%	(1)	(33)%
General and administrative expense	331	348	336	350	345	331	345	14	4 %	14	4 %	(5)	(1)%
Adjusted operating expenses	1,204	1,277	1,286	1,323	1,317	1,204	1,317	113	9 %	113	9 %	(6)	-
Pretax adjusted operating earnings	$ 350	$ 376	$ 396	$ 387	$ 378	$ 350	$ 378	$ 28	8 %	$ 28	8 %	$ (9)	(2)%
Pretax adjusted operating margin	22.5 %	22.7 %	23.5 %	22.6 %	22.3 %	22.5 %	22.3 %	(0.2)%		(0.2)%		(0.3)%	
Return on Capital													
Allocated capital	$ 756	$ 817	$ 910	$ 977	$ 1,053	$ 756	$ 1,053	$ 297	39 %	$ 297	39 %	$ 76	8 %
Adjusted operating return on allocated capital [(1)]	159.8 %	158.3 %	155.6 %	150.9 %	153.0 %	159.8 %	153.0 %	(6.8)%		(6.8)%		2.1 %	
Brokerage Cash and Certificates Balances													
On-balance sheet (Net Investment Income)													
On-balance sheet - broker dealer	$ 3,397	$ 3,137	$ 3,169	$ 3,141	$ 3,517	$ 3,397	$ 3,517	$ 120	4 %	$ 120	4 %	$ 376	12 %
On-balance sheet - bank	-	2,205	2,543	3,788	6,160	-	6,160	6,160	-	6,160	-	2,372	63 %
On-balance sheet - certificate	8,139	7,951	7,744	7,522	7,336	8,139	7,336	(803)	(10)%	(803)	(10)%	(186)	(2)%
Total on-balance sheet	11,536	13,293	13,456	14,451	17,013	11,536	17,013	5,477	47 %	5,477	47 %	2,562	18 %
Off-balance sheet (Distribution Fees)													
Off-balance sheet - broker dealer	21,928	18,964	18,295	18,470	22,988	21,928	22,988	1,060	5 %	1,060	5 %	4,518	
Total Brokerage cash and certificates balances	$ 33,464	$ 32,257	$ 31,751	$ 32,921	$ 40,001	$ 33,464	$ 40,001	$ 6,537	20 %	$ 6,537	20 %	$ 7,080	22 %
Brokerage Sweep Fee [(2)]	2.12%	2.10%	2.04%	1.66%	1.33%	2.12%	1.33%	(0.79)%		(0.79)%		(0.33)%	

[(1)] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.
[(2)] Brokerage sweep fee does not include certificates.

12 of 51

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
First Quarter 2020

(in millions, except headcount and where noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Product Information													
Certificates and Banking - Combined													
Pretax adjusted operating earnings	$ 16	$ 16	$ 16	$ 18	$ 17	$ 16	$ 17	$ 1	6 %	$ 1	6 %	$ (1)	(6)%
Allocated capital	$ 444	$ 503	$ 598	$ 650	$ 742	$ 444	$ 742	$ 298	67 %	$ 298	67 %	$ 92	14 %
Adjusted operating return on allocated capital (1)	13.7 %	12.9 %	11.7 %	10.6 %	10.3 %	13.7 %	10.3 %	(3.4)%		(3.4)%		(0.3)%	
Wealth Management & Distribution													
Pretax adjusted operating earnings	$ 334	$ 360	$ 380	$ 369	$ 361	$ 334	$ 361	$ 27	8 %	$ 27	8 %	$ (8)	(2)%
Allocated capital	$ 312	$ 314	$ 312	$ 327	$ 311	$ 312	$ 311	$ (1)	-	$ (1)	-	$ (16)	(5)%
Adjusted operating return on allocated capital (1)	333.3 %	347.8 %	367.8 %	384.4 %	418.9 %	333.3 %	418.9 %	85.6 %		85.6 %		34.5 %	
Financial Advisors													
Employee advisors (2)	2,190	2,185	2,165	2,131	2,102	2,190	2,102	(88)	(4)%	(88)	(4)%	(29)	(1)%
Franchisee advisors	7,789	7,766	7,765	7,740	7,776	7,789	7,776	(13)	-	(13)	-	36	-
Total financial advisors	9,979	9,951	9,930	9,871	9,878	9,979	9,878	(101)	(1)%	(101)	(1)%	7	-
Adjusted operating total net revenues per financial advisor (in thousands) (3)	$ 156	$ 166	$ 169	$ 173	$ 172	$ 156	$ 172	$ 16	10 %	$ 16	10 %	$ (1)	(1)%
Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) (4)	$ 628	$ 638	$ 650	$ 664	$ 680	$ 628	$ 680	$ 52	8 %	$ 52	8 %	$ 16	2 %
Advisor Retention													
Employee	93.0 %	92.9 %	91.8 %	91.2 %	90.2 %	93.0 %	90.2 %	(2.8)%		(2.8)%		(1.0)%	
Franchisee	93.6 %	93.2 %	92.8 %	92.8 %	92.8 %	93.6 %	92.8 %	(0.8)%		(0.8)%		-	
AWM Total Client Assets	$ 588,345	$ 607,514	$ 611,650	$ 643,046	$ 559,808	$ 588,345	$ 559,808	$ (28,537)	(5)%	$ (28,537)	(5)%	$ (83,238)	(13)%
Total Wrap Accounts													
Beginning assets	$ 251,486	$ 278,794	$ 291,969	$ 298,063	$ 317,536	$ 251,486	$ 317,536	$ 66,050	26 %	$ 66,050	26 %	$ 19,473	7 %
Inflows from acquisitions	-	-	-	-	-	-	-	-	-	-	-	-	-
Other net flows	4,337	4,819	4,109	4,359	6,111	4,337	6,111	1,774	41 %	1,774	41 %	1,752	40 %
Net flows	4,337	4,819	4,109	4,359	6,111	4,337	6,111	1,774	41 %	1,774	41 %	1,752	40 %
Market appreciation (depreciation) and other	22,971	8,356	1,985	15,114	(48,142)	22,971	(48,142)	(71,113)	#	(71,113)	#	(63,256)	#
Total wrap ending assets	$ 278,794	$ 291,969	$ 298,063	$ 317,536	$ 275,505	$ 278,794	$ 275,505	$ (3,289)	(1)%	$ (3,289)	(1)%	$ (42,031)	(13)%
Advisory wrap account assets ending balance (5)	$ 276,077	$ 289,070	$ 295,031	$ 314,281	$ 272,263	$ 276,077	$ 272,263	$ (3,814)	(1)%	$ (3,814)	(1)%	$ (42,018)	(13)%

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) IPI advisors are being included in the employee advisor count.

(3) Year-to-date is sum of current and prior quarters for the year under review.

(4) Trailing twelve months is the sum of the last four quarters.

(5) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee. Beginning Q4 2019, all advisory fee billing is calculated in advance on a monthly basis using point-in-time assets. Prior to Q4 2019, some advisory accounts billed in arrears on a quarterly or monthly basis using average daily assets.

Variance equal to or greater than 100%.

13 of 51

Statistical Supplement Package (unaudited) First Quarter 2020 Asset Management Segment 14 of 51

Ameriprise Financial, Inc.
Asset Management Segment
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Asset Management Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 584	$ 607	$ 636	$ 661	$ 583	$ 584	$ 583	$ (1)	-	$ (1)	-	$ (78)	(12)%
Distribution fees	98	103	102	105	103	98	103	5	5 %	5	5 %	(2)	(2)%
Net investment income	6	3	2	4	-	6	-	(6)	#	(6)	#	(4)	#
Premiums	-	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	1	-	1	-	-	1	-	(1)	#	(1)	#	-	-
Total revenues	689	713	741	770	686	689	686	(3)	-	(3)	-	(84)	(11)%
Banking and deposit interest expense	-	1	(1)	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	689	712	742	770	686	689	686	(3)	-	(3)	-	(84)	(11)%
Expenses													
Distribution expenses	223	230	236	239	231	223	231	8	4 %	8	4 %	(8)	(3)%
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	3	2	2	2	3	3	3	-	-	-	-	1	50 %
Interest and debt expense	6	7	6	6	1	6	1	(5)	(83)%	(5)	(83)%	(5)	(83)%
General and administrative expense	311	309	325	345	294	311	294	(17)	(5)%	(17)	(5)%	(51)	(15)%
Adjusted operating expenses	543	548	569	592	529	543	529	(14)	(3)%	(14)	(3)%	(63)	(11)%
Pretax adjusted operating earnings	$ 146	$ 164	$ 173	$ 178	$ 157	$ 146	$ 157	$ 11	8 %	$ 11	8 %	$ (21)	(12)%
Pretax adjusted operating margin	21.2 %	23.0 %	23.3 %	23.1 %	22.9 %	21.2 %	22.9 %	1.7 %		1.7 %		(0.2)%	
Adjusted operating total net revenues	$ 689	$ 712	$ 742	$ 770	$ 686	$ 689	$ 686	$ (3)	-	$ (3)	-	$ (84)	(11)%
Distribution pass thru revenues	(179)	(186)	(189)	(193)	(186)	(179)	(186)	(7)	(4)%	(7)	(4)%	7	4 %
Subadvisory and other pass thru revenues	(81)	(81)	(83)	(85)	(78)	(81)	(78)	3	4 %	3	4 %	7	8 %
Net adjusted operating revenues [1]	$ 429	$ 445	$ 470	$ 492	$ 422	$ 429	$ 422	$ (7)	(2)%	$ (7)	(2)%	$ (70)	(14)%
Pretax adjusted operating earnings	$ 146	$ 164	$ 173	$ 178	$ 157	$ 146	$ 157	$ 11	8 %	$ 11	8 %	$ (21)	(12)%
Adjusted operating net investment income	(6)	(3)	(2)	(4)	-	(6)	-	6	#	6	#	4	#
Amortization of intangibles	4	4	9	4	3	4	3	(1)	(25)%	(1)	(25)%	(1)	(25)%
Net adjusted operating earnings [1]	$ 144	$ 165	$ 180	$ 178	$ 160	$ 144	$ 160	$ 16	11 %	$ 16	11 %	$ (18)	(10)%
Net pretax adjusted operating margin [1][2]	33.6 %	37.1 %	38.3 %	36.2 %	37.9 %	33.6 %	37.9 %	4.3 %		4.3 %		1.7 %	
Performance Fees [3]													
Performance fees	$ 6	$ 12	$ 33	$ 41	$ -	$ 6	$ -	$ (6)	#	$ (6)	#	$ (41)	#
Performance fee related general and administrative expense	3	-	15	22	-	3	-	(3)	#	(3)	#	(22)	#
Net performance fees	$ 3	$ 12	$ 18	$ 19	$ -	$ 3	$ -	$ (3)	#	$ (3)	#	$ (19)	#
Return on Capital													
Allocated capital	$ 1,849	$ 1,844	$ 1,827	$ 1,838	$ 1,818	$ 1,849	$ 1,818	$ (31)	(2)%	$ (31)	(2)%	$ (20)	(1)%
Adjusted operating return on allocated capital [4]	30.6 %	29.8 %	28.7 %	30.2 %	32.8 %	30.6 %	32.8 %	2.2 %		2.2 %		2.6 %	

[1] See non-GAAP financial information on pg 33.
[2] Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.
[3] Performance fees do not include CLO incentive fees.
[4] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.
Variance equal to or greater than 100%.

15 of 51

Ameriprise Financial, Inc.
Asset Management Segment
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Total Managed Assets by Type													
Equity	$ 250,710	$ 252,740	$ 250,807	$ 271,149	$ 210,463	$ 250,710	$ 210,463	$ (40,247)	(16)%	$ (40,247)	(16)%	$ (60,686)	(22)%
Fixed income	166,092	172,618	176,105	179,210	174,012	166,092	174,012	7,920	5 %	7,920	5 %	(5,198)	(3)%
Money market	5,092	5,340	4,797	5,634	4,947	5,092	4,947	(145)	(3)%	(145)	(3)%	(687)	(12)%
Alternative	3,166	3,154	3,163	3,093	2,745	3,166	2,745	(421)	(13)%	(421)	(13)%	(348)	(11)%
Hybrid and other	34,052	34,422	33,692	35,095	33,996	34,052	33,996	(56)	-	(56)	-	(1,099)	(3)%
Total managed assets by type	$ 459,112	$ 468,274	$ 468,564	$ 494,181	$ 426,163	$ 459,112	$ 426,163	$ (32,949)	(7)%	$ (32,949)	(7)%	$ (68,018)	(14)%
Average Managed Assets by Type [1]													
Equity	$ 244,009	$ 250,129	$ 250,986	$ 260,719	$ 246,757	$ 244,009	$ 246,757	$ 2,748	1 %	$ 2,748	1 %	$ (13,962)	(5)%
Fixed income	164,527	168,090	174,440	178,194	181,159	164,527	181,159	16,632	10 %	16,632	10 %	2,965	2 %
Money market	5,029	5,200	4,941	5,252	4,745	5,029	4,745	(284)	(6)%	(284)	(6)%	(507)	(10)%
Alternative	3,132	3,168	3,138	3,084	3,030	3,132	3,030	(102)	(3)%	(102)	(3)%	(54)	(2)%
Hybrid and other	33,405	34,105	33,889	34,292	35,397	33,405	35,397	1,992	6 %	1,992	6 %	1,105	3 %
Total average managed assets by type	$ 450,102	$ 460,692	$ 467,394	$ 481,541	$ 471,088	$ 450,102	$ 471,088	$ 20,986	5 %	$ 20,986	5 %	$ (10,453)	(2)%
Total Assets Under Advisement [2]	8,854	10,290	11,515	11,707	12,796	8,854	12,796	3,942	45 %	3,942	45 %	1,089	9 %

(1) Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period.
(2) Assets are presented on a one-quarter lag.

16 of 51

Ameriprise Financial, Inc.
Asset Management Segment
First Quarter 2020

(in millions unless otherwise noted, unaudited)						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q	
	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Managed Assets Rollforward													
Global Retail Funds													
Beginning assets	$ 247,943	$ 267,965	$ 272,784	$ 271,409	$ 287,452	$ 247,943	$ 287,452	$ 39,509	16 %	$ 39,509	16 %	$ 16,043	6 %
Inflows	11,573	11,456	11,084	12,826	17,371	11,573	17,371	5,798	50 %	5,798	50 %	4,545	35 %
Outflows	(15,081)	(13,442)	(12,453)	(12,817)	(20,028)	(15,081)	(20,028)	(4,947)	(33)%	(4,947)	(33)%	(7,211)	(56)%
Net VP/VIT fund flows	(759)	(761)	(583)	(640)	(737)	(759)	(737)	22	3 %	22	3 %	(97)	(15)%
Net new flows	(4,267)	(2,747)	(1,952)	(631)	(3,394)	(4,267)	(3,394)	873	20 %	873	20 %	(2,763)	#
Reinvested dividends	555	2,906	580	5,664	502	555	502	(53)	(10)%	(53)	(10)%	(5,162)	(91)%
Net flows	(3,712)	159	(1,372)	5,033	(2,892)	(3,712)	(2,892)	820	22 %	820	22 %	(7,925)	#
Distributions	(715)	(3,403)	(708)	(6,480)	(669)	(715)	(669)	46	6 %	46	6 %	5,811	90 %
Market appreciation (depreciation) and other	24,063	8,595	1,835	15,743	(43,485)	24,063	(43,485)	(67,548)	#	(67,548)	#	(59,228)	#
Foreign currency translation [1]	386	(532)	(1,130)	1,747	(1,368)	386	(1,368)	(1,754)	#	(1,754)	#	(3,115)	#
Total ending assets	267,965	272,784	271,409	287,452	239,038	267,965	239,038	(28,927)	(11)%	(28,927)	(11)%	(48,414)	(17)%
% of total retail assets sub-advised	18.4%	18.4%	18.6%	18.3%	19.2%	18.4%	19.2%	0.8 %		0.8 %		0.9 %	
Global Institutional													
Beginning assets	182,707	191,147	195,490	197,155	206,729	182,707	206,729	24,022	13 %	24,022	13 %	9,574	5 %
Inflows	5,304	4,833	6,423	6,151	8,462	5,304	8,462	3,158	60 %	3,158	60 %	2,311	38 %
Outflows	(8,823)	(6,919)	(6,328)	(7,836)	(8,028)	(8,823)	(8,028)	795	9 %	795	9 %	(192)	(2)%
Net flows	(3,519)	(2,086)	95	(1,685)	434	(3,519)	434	3,953	#	3,953	#	2,119	#
Market appreciation (depreciation) and other [2]	10,742	7,870	4,118	7,041	(16,599)	10,742	(16,599)	(27,341)	#	(27,341)	#	(23,640)	#
Foreign currency translation [1]	1,217	(1,441)	(2,548)	4,218	(3,439)	1,217	(3,439)	(4,656)	#	(4,656)	#	(7,657)	#
Total ending assets	191,147	195,490	197,155	206,729	187,125	191,147	187,125	(4,022)	(2)%	(4,022)	(2)%	(19,604)	(9)%
Total managed assets	$ 459,112	$ 468,274	$ 468,564	$ 494,181	$ 426,163	$ 459,112	$ 426,163	$ (32,949)	(7)%	$ (32,949)	(7)%	$ (68,018)	(14)%
Total net flows [3]	$ (7,231)	$ (1,927)	$ (1,277)	$ 3,348	$ (2,458)	$ (7,231)	$ (2,458)	$ 4,773	66 %	$ 4,773	66 %	$ (5,806)	#
Former Parent Company Related [4]													
Retail net new flows	$ (278)	$ (295)	$ (117)	$ (162)	$ (205)	$ (278)	$ (205)	$ 73	26 %	$ 73	26 %	$ (43)	(27)%
Institutional net new flows	(825)	(688)	(1,183)	(754)	(598)	(825)	(598)	227	28 %	227	28 %	156	21 %
Total net new flows	$ (1,103)	$ (983)	$ (1,300)	$ (916)	$ (803)	$ (1,103)	$ (803)	$ 300	27 %	$ 300	27 %	$ 113	12 %

(1) Amounts represent local currency to US dollar translation for reporting purposes.

(2) Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.

(3) Total net flows do not include $99M of sales attributable to the new RVS SSA product that was launched in Q1 2020

(4) Former parent company related assets and net new flows are included in the rollforwards above.

Variance equal to or greater than 100%.

17 of 51

Ameriprise Financial, Inc. Asset Management Segment - Columbia First Quarter 2020 Mutual Fund Rankings in top 2 Lipper Quartiles 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 1 Qtr 2020 Domestic Equity Equal weighted 1 year 40% 49% 46% 57% 54% 3 year 50% 47% 47% 53% 51% 5 year 63% 56% 56% 47% 59 % Asset weighted 1 year 48% 66% 63% 75% 75% 3 year 58% 57% 61% 65% 69% 5 year 77% 77% 75% 69% 75 % International Equity Equal weighted 1 year 40% 55% 77% 100% 64% 3 year 65% 80% 80% 80% 80% 5 year 65% 55% 60% 65% 60 % Asset weighted 1 year 43% 68% 83% 100% 54% 3 year 80% 88% 87% 86% 84% 5 year 66% 58% 68% 69% 61 % Taxable Fixed Income Equal weighted 1 year 71% 82% 76% 83% 33% 3 year 75% 81% 75% 81% 47% 5 year 80% 88% 88% 88% 75 % Asset weighted 1 year 59% 67% 64% 90% 20% 3 year 76% 82% 82% 89% 29% 5 year 83% 90% 90% 90% 79 % Tax Exempt Fixed Income Equal weighted 1 year 84% 89% 89% 89% 63% 3 year 100% 95% 100% 89% 89% 5 year 89% 94% 94% 94% 100 % Asset weighted 1 year 85% 98% 98% 93% 41% 3 year 100% 98% 100% 92% 89% 5 year 91% 98% 98% 98% 100 % Asset Allocation Funds Equal weighted 1 year 46% 54% 38% 69% 77% 3 year 55% 55% 73% 64% 85% 5 year 100% 100% 89% 89% 91 % Asset weighted 1 year 66% 70% 64% 89% 91% 3 year 50% 49% 94% 90% 95% 5 year 100% 100% 99% 99% 96 % Number of 4- or 5-star Morningstar rated funds Overall 49 53 52 56 56 3 year 55 51 48 51 41 5 year 52 49 49 53 48 Percent of 4- or 5-star Morningstar rated funds Overall 48% 51% 50% 54% 54% 3 year 53% 50% 47% 49% 39% 5 year 53% 49% 49% 53% 47 % Percent of 4- or 5-star Morningstar rated assets Overall 54% 57% 58% 66% 63% 3 year 53% 46% 49% 50% 43% 5 year 61% 56% 57% 59% 57 % Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included. Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor. Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median. 18 of 51

Ameriprise Financial, Inc.
Asset Management Segment - Threadneedle
First Quarter 2020

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020
Equity						
Equal weighted	1 year	50 %	60 %	65 %	87 %	79 %
	3 year	49 %	57 %	64 %	77 %	71 %
	5 year	73 %	74 %	72 %	70 %	66 %
Asset weighted	1 year	67 %	58 %	79 %	91 %	84 %
	3 year	60 %	57 %	73 %	79 %	80 %
	5 year	80 %	82 %	82 %	82 %	78 %
Fixed Income						
Equal weighted	1 year	72 %	86 %	79 %	78 %	52 %
	3 year	70 %	77 %	88 %	88 %	68 %
	5 year	80 %	77 %	81 %	96 %	84 %
Asset weighted	1 year	91 %	92 %	81 %	75 %	47 %
	3 year	84 %	89 %	93 %	93 %	51 %
	5 year	94 %	90 %	93 %	97 %	93 %
Allocation (Managed) Funds						
Equal weighted	1 year	63 %	67 %	67 %	100 %	44 %
	3 year	75 %	50 %	75 %	75 %	50 %
	5 year	100 %	86 %	75 %	88 %	88 %
Asset weighted	1 year	80 %	58 %	56 %	100 %	52 %
	3 year	84 %	54 %	94 %	94 %	53 %
	5 year	100 %	96 %	94 %	98 %	99 %

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index. Prior period rankings have been adjusted to reflect a change in the calculation of FX forward and spot contract transactions executed by those funds, and also to include cash items primarily fee rebates, that were previously excluded from the gross performance calculations.

Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor.

Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

19 of 51

Statistical Supplement Package (unaudited) First Quarter 2020 Annuities Segment 20 of 51

Ameriprise Financial, Inc.
Annuities Segment
First Quarter 2020

(in millions unless otherwise noted, unaudited)

						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q	
	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Annuities Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 188	$ 195	$ 198	$ 202	$ 189	$ 188	$ 189	$ 1	1 %	$ 1	1 %	$ (13)	(6)%
Distribution fees	84	85	88	88	83	84	83	(1)	(1)%	(1)	(1)%	(5)	(6)%
Net investment income	156	139	130	129	126	156	126	(30)	(19)%	(30)	(19)%	(3)	(2)%
Premiums	34	31	26	25	25	34	25	(9)	(26)%	(9)	(26)%	-	-
Other revenues	142	170	175	174	166	142	166	24	17 %	24	17 %	(8)	(5)%
Total revenues	604	620	617	618	589	604	589	(15)	(2)%	(15)	(2)%	(29)	(5)%
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	604	620	617	618	589	604	589	(15)	(2)%	(15)	(2)%	(29)	(5)%
Expenses													
Distribution expenses	104	105	112	109	102	104	102	(2)	(2)%	(2)	(2)%	(7)	(6)%
Interest credited to fixed accounts	109	112	113	111	113	109	113	4	4 %	4	4 %	2	2 %
Benefits, claims, losses and settlement expenses	164	168	158	174	173	164	173	9	5 %	9	5 %	(1)	(1)%
Amortization of deferred acquisition costs	42	46	56	46	46	42	46	4	10 %	4	10 %	-	-
Interest and debt expense	11	10	9	9	12	11	12	1	9 %	1	9 %	3	33 %
General and administrative expense	46	50	49	49	48	46	48	2	4 %	2	4 %	(1)	(2)%
Adjusted operating expenses	476	491	497	498	494	476	494	18	4 %	18	4 %	(4)	(1)%
Pretax adjusted operating earnings	$ 128	$ 129	$ 120	$ 120	$ 95	$ 128	$ 95	$ (33)	(26)%	$ (33)	(26)%	$ (25)	(21)%
Pretax adjusted operating margin	21.2 %	20.8 %	19.4 %	19.4 %	16.1 %	21.2 %	16.1 %	(5.1)%		(5.1)%		(3.3)%	
Return on Capital													
Allocated capital	$ 1,770	$ 1,741	$ 1,802	$ 1,861	$ 1,757	$ 1,770	$ 1,757	$ (13)	(1)%	$ (13)	(1)%	$ (104)	(6)%
Adjusted operating return on allocated capital (1)	22.2 %	22.9 %	22.7 %	23.0 %	23.1 %	22.2 %	23.1 %	0.9 %		0.9 %		0.1 %	

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

21 of 51

Ameriprise Financial, Inc.
Annuities Segment
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Product Information													
Variable Annuities													
Pretax adjusted operating earnings	$ 115	$ 119	$ 105	$ 113	$ 93	$ 115	$ 93	$ (22)	(19)%	$ (22)	(19)%	$ (20)	(18)%
Allocated capital [1]	$ 650	$ 650	$ 650	$ 650	$ 650	$ 650	$ 650	$ -	-	$ -	-	$ -	-
Adjusted operating return on allocated capital [2]	59.5 %	60.6 %	58.2 %	58.4 %	59.0 %	59.5 %	59.0 %	(0.5)%		(0.5)%		0.6 %	
Fixed Annuities [3]													
Pretax adjusted operating earnings	$ 13	$ 10	$ 15	$ 7	$ 2	$ 13	$ 2	$ (11)	(85)%	$ (11)	(85)%	$ (5)	(71)%
Allocated capital	$ 1,120	$ 1,091	$ 1,152	$ 1,211	$ 1,107	$ 1,120	$ 1,107	$ (13)	(1)%	$ (13)	(1)%	$ (104)	(9)%
Adjusted operating return on allocated capital [2]	2.4 %	2.3 %	3.0 %	3.2 %	2.6 %	2.4 %	2.6 %	0.2 %		0.2 %		(0.6)%	
Variable Annuities Rollforward													
Beginning balance	$ 72,042	$ 76,875	$ 78,054	$ 77,452	$ 80,068	$ 72,042	$ 80,068	$ 8,026	11 %	$ 8,026	11 %	$ 2,616	3 %
Deposits	867	1,030	1,083	1,107	1,072	867	1,072	205	24 %	205	24 %	(35)	(3)%
Withdrawals and terminations	(1,722)	(1,891)	(1,774)	(1,863)	(1,784)	(1,722)	(1,784)	(62)	(4)%	(62)	(4)%	79	4 %
Net flows	(855)	(861)	(691)	(756)	(712)	(855)	(712)	143	17 %	143	17 %	44	6 %
Investment performance and interest credited	5,688	2,040	87	3,374	(9,397)	5,688	(9,397)	(15,085)	#	(15,085)	#	(12,771)	#
Other	-	-	2	(2)	-	-	-	-	-	-	-	2	#
Total ending balance - contract accumulation values	$ 76,875	$ 78,054	$ 77,452	$ 80,068	$ 69,959	$ 76,875	$ 69,959	$ (6,916)	(9)%	$ (6,916)	(9)%	$ (10,109)	(13)%
Variable annuities fixed sub-accounts	$ 5,127	$ 5,114	$ 5,122	$ 5,103	$ 5,125	$ 5,127	$ 5,125	$ (2)	-	$ (2)	-	$ 22	-
Fixed Deferred Annuities Rollforward													
Beginning balance	$ 8,714	$ 8,588	$ 8,490	$ 8,409	$ 8,306	$ 8,714	$ 8,306	$ (408)	(5)%	$ (408)	(5)%	$ (103)	(1)%
Deposits	89	94	65	44	37	89	37	(52)	(58)%	(52)	(58)%	(7)	(16)%
Withdrawals and terminations	(284)	(260)	(215)	(219)	(231)	(284)	(231)	53	19 %	53	19 %	(12)	(5)%
Net flows	(195)	(166)	(150)	(175)	(194)	(195)	(194)	1	1 %	1	1 %	(19)	(11)%
Policyholder interest credited	68	69	68	72	53	68	53	(15)	(22)%	(15)	(22)%	(19)	(26)%
Other	1	(1)	1	-	-	1	-	(1)	#	(1)	#	-	-
Total ending balance - contract accumulation values	$ 8,588	$ 8,490	$ 8,409	$ 8,306	$ 8,165	$ 8,588	$ 8,165	$ (423)	(5)%	$ (423)	(5)%	$ (141)	(2)%
Payout Annuities Reserve Balance	$ 2,078	$ 2,072	$ 2,060	$ 2,055	$ 2,037	$ 2,078	$ 2,037	$ (41)	(2)%	$ (41)	(2)%	$ (18)	(1)%
Tax Equivalent Spread - Fixed Deferred Annuities [4]													
Gross rate of return on invested assets [5]	4.0 %	4.0 %	3.9 %	3.9 %	3.7 %	4.0 %	3.7 %	(0.3)%		(0.3)%		(0.2)%	
Crediting rate excluding capitalized interest	(3.2)%	(3.3)%	(3.3)%	(3.3)%	(3.3)%	(3.2)%	(3.3)%	(0.1)%		(0.1)%		-	
Tax equivalent margin spread	0.8 %	0.7 %	0.6 %	0.6 %	0.4 %	0.8 %	0.4 %	(0.4)%		(0.4)%		(0.2)%	
Total Variable Annuities DAC													
Beginning balance	$ 1,733	$ 1,763	$ 1,756	$ 1,719	$ 1,790	$ 1,733	$ 1,790	$ 57	3 %	$ 57	3 %	$ 71	4 %
Capitalization	34	39	41	40	39	34	39	5	15 %	5	15 %	(1)	(3)%
Non adjusted operating amortization	28	4	4	72	(415)	28	(415)	(443)	#	(443)	#	(487)	#
Amortization per income statement	(18)	(36)	(78)	(43)	(43)	(18)	(43)	(25)	#	(25)	#	-	-
Other	(14)	(14)	(4)	2	26	(14)	26	40	#	40	#	24	#
Total ending balance	$ 1,763	$ 1,756	$ 1,719	$ 1,790	$ 1,397	$ 1,763	$ 1,397	$ (366)	(21)%	$ (366)	(21)%	$ (393)	(22)%
Total Fixed Deferred Annuities DAC													
Beginning balance	$ 81	$ 64	$ 53	$ 53	$ 54	$ 81	$ 54	$ (27)	(33)%	$ (27)	(33)%	$ 1	2 %
Capitalization	1	3	2	1	1	1	1	-	-	-	-	-	-
Non adjusted operating amortization	-	-	-	-	(1)	-	(1)	(1)	-	(1)	-	(1)	-
Amortization per income statement	(6)	(4)	-	(3)	(3)	(6)	(3)	3	50 %	3	50 %	-	-
Other	(12)	(10)	(2)	3	17	(12)	17	29	#	29	#	14	#
Total ending balance	$ 64	$ 53	$ 53	$ 54	$ 68	$ 64	$ 68	$ 4	6 %	$ 4	6 %	$ 14	26 %

(1) The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.

(2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(3) Includes payout annuities.

(4) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(5) In the 1st quarter of 2019 through the 1st quarter of 2020, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.0%, 3.9%, 3.9%, 3.9% and 3.7% respectively.

Variance equal to or greater than 100%.

22 of 51

Statistical Supplement Package (unaudited) First Quarter 2020 Protection Segment 23 of 51

Ameriprise Financial, Inc.
Protection Segment
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Protection Segment Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ 11	$ 11	$ 11	$ 11	$ 10	$ 11	$ 10	$ (1)	(9)%	$ (1)	(9)%	$ (1)	(9)%
Distribution fees	23	23	24	24	22	23	22	(1)	(4)%	(1)	(4)%	(2)	(8)%
Net investment income	78	76	77	77	76	78	76	(2)	(3)%	(2)	(3)%	(1)	(1)%
Premiums	50	51	50	50	49	50	49	(1)	(2)%	(1)	(2)%	(1)	(2)%
Other revenues	100	98	103	99	100	100	100	-	-	-	-	1	1 %
Total revenues	262	259	265	261	257	262	257	(5)	(2)%	(5)	(2)%	(4)	(2)%
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	262	259	265	261	257	262	257	(5)	(2)%	(5)	(2)%	(4)	(2)%
Expenses													
Distribution expenses	11	11	11	11	9	11	9	(2)	(18)%	(2)	(18)%	(2)	(18)%
Interest credited to fixed accounts	52	52	54	54	53	52	53	1	2 %	1	2 %	(1)	(2)%
Benefits, claims, losses and settlement expenses	74	81	92	80	74	74	74	-	-	-	-	(6)	(8)%
Amortization of deferred acquisition costs	14	13	12	14	10	14	10	(4)	(29)%	(4)	(29)%	(4)	(29)%
Interest and debt expense	4	4	4	3	5	4	5	1	25 %	1	25 %	2	67 %
General and administrative expense	33	33	35	34	34	33	34	1	3 %	1	3 %	-	-
Adjusted operating expenses	188	194	208	196	185	188	185	(3)	(2)%	(3)	(2)%	(11)	(6)%
Pretax adjusted operating earnings	$ 74	$ 65	$ 57	$ 65	$ 72	$ 74	$ 72	$ (2)	(3)%	$ (2)	(3)%	$ 7	11 %
Pretax adjusted operating margin	28.2 %	25.1 %	21.5 %	24.9 %	28.0 %	28.2 %	28.0 %	(0.2)%		(0.2)%		3.1 %	
Return on Capital													
Allocated capital	$ 773	$ 743	$ 769	$ 777	$ 960	$ 773	$ 960	$ 187	24 %	$ 187	24 %	$ 183	24 %
Adjusted operating return on allocated capital [1]	27.6 %	28.3 %	28.1 %	28.0 %	29.1 %	27.6 %	29.1 %	1.5 %		1.5 %		1.1 %	

[1] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

24 of 51

Ameriprise Financial, Inc.
Protection Segment
First Quarter 2020

(in millions unless otherwise noted, unaudited)

						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q	
	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Cash Sales													
VUL / UL [1]	$ 56	$ 70	$ 71	$ 69	$ 56	$ 56	$ 56	$ -	-	$ -	-	$ (13)	(19)%
Term and whole life	2	2	2	3	2	2	2	-	-	-	-	(1)	(33)%
Disability insurance	1	1	1	-	1	1	1	-	-	-	-	1	-
Total cash sales	$ 59	$ 73	$ 74	$ 72	$ 59	$ 59	$ 59	$ -	-	$ -	-	$ (13)	(18)%
VUL / UL Policyholder Account Balances													
Beginning balance	$ 11,951	$ 12,578	$ 12,790	$ 12,785	$ 13,236	$ 11,951	$ 13,236	$ 1,285	11 %	$ 1,285	11 %	$ 451	4 %
Premiums and deposits	231	248	248	261	237	231	237	6	3 %	6	3 %	(24)	(9)%
Investment performance and interest	720	270	58	503	(1,217)	720	(1,217)	(1,937)	#	(1,937)	#	(1,720)	#
Withdrawals and surrenders	(324)	(305)	(311)	(313)	(314)	(324)	(314)	10	3 %	10	3 %	(1)	-
Other	-	(1)	-	-	-	-	-	-	-	-	-	-	-
Total ending balance	$ 12,578	$ 12,790	$ 12,785	$ 13,236	$ 11,942	$ 12,578	$ 11,942	$ (636)	(5)%	$ (636)	(5)%	$ (1,294)	(10)%
Premiums by Product													
Term and whole life	$ 11	$ 11	$ 10	$ 11	$ 11	$ 11	$ 11	$ -	-	$ -	-	$ -	-
Disability insurance	33	34	34	32	33	33	33	-	-	-	-	1	3 %
Intercompany premiums	6	6	6	7	5	6	5	(1)	(17)%	(1)	(17)%	(2)	(29)%
Total premiums by product	$ 50	$ 51	$ 50	$ 50	$ 49	$ 50	$ 49	$ (1)	(2)%	$ (1)	(2)%	$ (1)	(2)%
DAC Rollforward													
Life and Health													
Beginning balance	$ 944	$ 926	$ 900	$ 851	$ 850	$ 944	$ 850	$ (94)	(10)%	$ (94)	(10)%	$ (1)	-
Capitalization	19	20	20	19	17	19	17	(2)	(11)%	(2)	(11)%	(2)	(11)%
Non adjusted operating amortization	11	6	(12)	-	(36)	11	(36)	(47)	#	(47)	#	(36)	-
Amortization per income statement	(14)	(13)	(9)	(17)	(11)	(14)	(11)	3	21 %	3	21 %	6	35 %
Other	(34)	(39)	(48)	(3)	74	(34)	74	108	#	108	#	77	#
Total ending balance	$ 926	$ 900	$ 851	$ 850	$ 894	$ 926	$ 894	$ (32)	(3)%	$ (32)	(3)%	$ 44	5 %
Life Insurance in Force	$ 194,888	$ 194,976	$ 194,806	$ 195,103	$ 194,617	$ 194,888	$ 194,617	$ (271)	-	$ (271)	-	$ (486)	-
Net Amount at Risk	$ 39,800	$ 39,472	$ 39,318	$ 38,976	$ 40,075	$ 39,800	$ 40,075	$ 275	1 %	$ 275	1 %	$ 1,099	3 %
Net Policyholder Reserves													
VUL / UL	$ 11,975	$ 12,232	$ 12,202	$ 12,676	$ 11,224	$ 11,975	$ 11,224	$ (751)	(6)%	$ (751)	(6)%	$ (1,452)	(11)%
Term and whole life	188	186	184	181	180	188	180	(8)	(4)%	(8)	(4)%	(1)	(1)%
Disability insurance	523	519	518	519	508	523	508	(15)	(3)%	(15)	(3)%	(11)	(2)%
Other insurance	706	700	690	682	668	706	668	(38)	(5)%	(38)	(5)%	(14)	(2)%
Total net policyholder reserves	$ 13,392	$ 13,637	$ 13,594	$ 14,058	$ 12,580	$ 13,392	$ 12,580	$ (812)	(6)%	$ (812)	(6)%	$ (1,478)	(11)%

[1] Includes lump sum deposits.

Variance equal to or greater than 100%.

25 of 51

Statistical Supplement Package (unaudited) First Quarter 2020 Corporate & Other Segment 26 of 51

Ameriprise Financial, Inc.
Corporate & Other Segment
First Quarter 2020

(in millions unless otherwise noted, unaudited)	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 1Q Diff.	Prior Year Comparisons: Qtr Chg - 1Q %	Prior Year Comparisons: YTD Chg - 1Q Diff.	Prior Year Comparisons: YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Product Information [1]													
Corporate excluding Long Term Care and Auto & Home													
Adjusted operating total net revenues	$ (14)	$ (11)	$ (11)	$ (25)	$ (5)	$ (14)	$ (5)	$ 9	64 %	$ 9	64 %	$ 20	80 %
Adjusted operating expenses	64	68	62	78	47	64	47	(17)	(27)%	(17)	(27)%	(31)	(40)%
Pretax adjusted operating earnings (loss)	$ (78)	$ (79)	$ (73)	$ (103)	$ (52)	$ (78)	$ (52)	$ 26	33 %	$ 26	33 %	$ 51	50 %
Long Term Care													
Adjusted operating total net revenues	$ 68	$ 68	$ 69	$ 69	$ 67	$ 68	$ 67	$ (1)	(1)%	$ (1)	(1)%	$ (2)	(3)%
Adjusted operating expenses	62	64	77	71	65	62	65	3	5 %	3	5 %	(6)	(8)%
Pretax adjusted operating earnings (loss)	$ 6	$ 4	$ (8)	$ (2)	$ 2	$ 6	$ 2	$ (4)	(67)%	$ (4)	(67)%	$ 4	#
Allocated capital	$ 697	$ 699	$ 686	$ 708	$ 701	$ 697	$ 701	$ 4	1 %	$ 4	1 %	$ (7)	(1)%
Auto and Home Insurance [2]													
Pretax adjusted operating earnings (loss)	$ 9	$ 14	$ (10)	N/A	N/A	$ 9	N/A	N/A	N/A	N/A	N/A	N/A	N/A

[1] See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care and Auto & Home

[2] Auto & Home business sold as of October 1, 2019 to American Family Insurance

Variance equal to or greater than 100%.

27 of 51

Ameriprise Financial, Inc.
Eliminations [1]
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons: Qtr Chg - 1Q Diff.	Prior Year Comparisons: Qtr Chg - 1Q %	Prior Year Comparisons: YTD Chg - 1Q Diff.	Prior Year Comparisons: YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Eliminations Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ (33)	$ (35)	$ (35)	$ (36)	$ (35)	$ (33)	$ (35)	$ (2)	(6)%	$ (2)	(6)%	$ 1	3 %
Distribution fees	(288)	(303)	(313)	(310)	(292)	(288)	(292)	(4)	(1)%	(4)	(1)%	18	6 %
Net investment income	(5)	(5)	(7)	(6)	(4)	(5)	(4)	1	20 %	1	20 %	2	33 %
Premiums	(9)	(8)	(8)	(9)	(8)	(9)	(8)	1	11 %	1	11 %	1	11 %
Other revenues	-	-	-	-	-	-	-	-	-	-	-	-	-
Total revenues	(335)	(351)	(363)	(361)	(339)	(335)	(339)	(4)	(1)%	(4)	(1)%	22	6 %
Banking and deposit interest expense	(2)	(2)	(1)	(3)	(1)	(2)	(1)	1	50 %	1	50 %	2	67 %
Adjusted operating total net revenues	(333)	(349)	(362)	(358)	(338)	(333)	(338)	(5)	(2)%	(5)	(2)%	20	6 %
Expenses													
Distribution expenses	(310)	(324)	(337)	(334)	(315)	(310)	(315)	(5)	(2)%	(5)	(2)%	19	6 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	(4)	(5)	(4)	1	(5)	(4)	(5)	(1)	(25)%	(1)	(25)%	(6)	#
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	(3)	(4)	(4)	(4)	(3)	(3)	(3)	-	-	-	-	1	25 %
General and administrative expense	(16)	(16)	(17)	(21)	(15)	(16)	(15)	1	6 %	1	6 %	6	29 %
Adjusted operating expenses	(333)	(349)	(362)	(358)	(338)	(333)	(338)	(5)	(2)%	(5)	(2)%	20	6 %
Pretax adjusted operating earnings	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-

[1] The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

Variance equal to or greater than 100%.

28 of 51

Statistical Supplement Package (unaudited) First Quarter 2020 Balance Sheet and Ratings Information 29 of 51

Ameriprise Financial, Inc.
Consolidated Balance Sheets
First Quarter 2020

(in millions, unaudited)

	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Assets					
Cash and cash equivalents	$ 3,259	$ 4,302	$ 5,290	$ 3,709	$ 8,730
Cash of consolidated investment entities	88	59	102	118	99
Investments, net of allowance for credit losses	33,463	35,300	35,725	37,915	36,626
Investments of consolidated investment entities	1,740	1,707	1,650	1,606	1,398
Separate account assets	83,571	84,926	84,067	87,488	75,305
Receivables, net of allowance for credit losses	7,434	7,412	7,328	7,202	7,185
Receivables of consolidated investment entities	28	23	20	8	3
Deferred acquisition costs	2,757	2,713	2,626	2,698	2,364
Restricted and segregated cash and investments	2,564	2,377	2,174	2,386	2,848
Other assets	7,472	7,832	8,545	8,698	11,124
Assets held for sale	2,027	2,027	1,986	-	-
Total Assets	$ 144,403	$ 148,678	$ 149,513	$ 151,828	$ 145,682
Liabilities					
Policyholder account balances, future policy benefits and claims	$ 29,463	$ 30,183	$ 31,146	$ 30,512	$ 32,685
Separate account liabilities	83,571	84,926	84,067	87,488	75,305
Customer deposits	11,520	13,273	13,436	14,430	17,010
Short-term borrowings	201	201	201	201	200
Long-term debt [(1)]	3,394	3,104	3,101	3,097	2,344
Debt of consolidated investment entities	1,731	1,707	1,670	1,628	1,376
Accounts payable and accrued expenses	1,596	1,686	1,783	1,884	1,427
Other liabilities	5,808	6,366	6,925	6,775	8,536
Other liabilities of consolidated investment entities	105	61	82	84	106
Liabilities held for sale	1,171	1,141	1,105	-	-
Total Liabilities	138,560	142,648	143,516	146,099	138,989
Equity					
Ameriprise Financial					
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	8,270	8,337	8,392	8,461	8,578
Retained earnings	13,172	13,530	13,944	14,279	16,180
Treasury stock	(15,637)	(16,109)	(16,679)	(17,276)	(17,773)
Accumulated other comprehensive income, net of tax	35	269	337	262	(295)
Total Equity	5,843	6,030	5,997	5,729	6,693
Total Liabilities and Equity	$ 144,403	$ 148,678	$ 149,513	$ 151,828	$ 145,682

(1) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020.

30 of 51

Ameriprise Financial, Inc.
Capital and Ratings Information
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Long-term Debt Summary					
Senior notes [1]	$ 3,350	$ 3,050	$ 3,050	$ 3,050	$ 2,300
Finance Lease Liabilities	55	64	61	57	54
Fair value of hedges, unamortized discount and debt issuance costs	(11)	(10)	(10)	(10)	(10)
Total Ameriprise Financial long-term debt	3,394	3,104	3,101	3,097	2,344
Non-recourse debt of consolidated investment entities	1,731	1,707	1,670	1,628	1,376
Total long-term debt	$ 5,125	$ 4,811	$ 4,771	$ 4,725	$ 3,720
Total Ameriprise Financial long-term debt	$ 3,394	$ 3,104	$ 3,101	$ 3,097	$ 2,344
Fair value of hedges, unamortized discount and debt issuance costs	11	10	10	10	10
Finance lease liabilities	(55)	(64)	(61)	(57)	(54)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities [2]	$ 3,350	$ 3,050	$ 3,050	$ 3,050	$ 2,300
Total equity [3]	$ 5,843	$ 6,030	$ 5,997	$ 5,729	$ 6,693
Equity of consolidated investment entities	(1)	(1)	-	(1)	(2)
Total equity excluding CIEs [2]	$ 5,842	$ 6,029	$ 5,997	$ 5,728	$ 6,691
Total Ameriprise Financial capital	$ 9,237	$ 9,134	$ 9,098	$ 8,826	$ 9,037
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs [2]	$ 9,192	$ 9,079	$ 9,047	$ 8,778	$ 8,991
Debt to capital					
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital [1]	36.7 %	34.0 %	34.1 %	35.1 %	25.9 %
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs [1][2]	36.4 %	33.6 %	33.7 %	34.7 %	25.6 %

	A.M. Best Company	Standard & Poor's Rating Services	Moody's Investors Service, Inc.
Ratings (as of March 31, 2020 earnings release date)			
Claims Paying Ratings [4]			
RiverSource Life Insurance Company	A+	AA-	Aa3
Ameriprise Captive Insurance Company	A	N/R	N/R
Debt Ratings [4]			
Ameriprise Financial, Inc.	a-	A	A3

(1) The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020.
(2) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48.
(3) Includes accumulated other comprehensive income, net of tax.
(4) For the most current ratings information, please see the individual rating agency's website.
N/R - Not Rated.

31 of 51

Ameriprise Financial, Inc.
Ameriprise Financial Investments [(1)]
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Cash and cash equivalents	$ 3,259	$ 4,302	$ 5,290	$ 3,709	$ 8,730
Investments - Ending Balances					
Available-for-Sale securities, net of allowance for credit losses					
Corporate debt securities	12,938	12,660	12,508	12,187	11,694
Residential mortgage backed securities	6,301	7,770	8,112	10,029	9,715
Commercial mortgage backed securities	4,801	5,158	5,275	5,563	5,395
Asset backed securities	1,303	1,559	1,680	2,006	2,084
Total mortgage and other asset backed securities	12,405	14,487	15,067	17,598	17,194
State and municipal obligations	1,424	1,443	1,428	1,367	1,330
US government and agency obligations	1,710	1,763	1,693	1,680	1,376
Foreign government bonds and obligations	287	289	271	271	252
Other AFS Securities	-	-	-	26	-
Total other	3,421	3,495	3,392	3,344	2,958
Total available-for-sale securities, net of allowance for credit losses	28,764	30,642	30,967	33,129	31,846
Commercial mortgage loans	2,663	2,681	2,723	2,797	2,805
Allowance for loan losses	(19)	(19)	(19)	(19)	(26)
Commercial mortgage loans, net	2,644	2,662	2,704	2,778	2,779
Policy loans	854	861	864	868	869
Other investments, net of allowance for credit losses	1,201	1,135	1,190	1,140	1,132
Total investments	33,463	35,300	35,725	37,915	36,626
Total cash, cash equivalents and investments	$ 36,722	$ 39,602	$ 41,015	$ 41,624	$ 45,356
Net unrealized gain Available-for-Sale Securities	$ 993	$ 1,551	$ 1,855	$ 1,797	$ 610
Allowance for credit losses Available-for-Sale Securities	$ -	$ -	$ -	$ -	$ 13
AFS Fixed Maturity Asset Quality - %					
AAA	46 %	50 %	51 %	56 %	56 %
AA	5 %	4 %	4 %	4 %	4 %
AFS securities AA and above	51 %	54 %	55 %	60 %	60 %
A	11 %	12 %	11 %	10 %	11 %
BBB	35 %	31 %	31 %	28 %	26 %
Below investment grade	3 %	3 %	3 %	2 %	3 %
Total AFS fixed maturity asset quality - %	100 %	100 %	100 %	100 %	100 %
Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	4 %	4 %	3 %	3 %	3 %

(1) Investments excluding investments of CIEs.

32 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Information Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 47 and 48. These non-GAAP measures include: • Adjusted operating earnings; • Adjusted operating earnings per diluted share; • Adjusted operating effective tax rate; • Adjusted operating return on equity excluding AOCI; • Adjusted operating total net revenues; • Basic adjusted operating earnings per share; • Net adjusted operating earnings; • Net adjusted operating revenues; • Net pretax adjusted operating margin; • Pretax adjusted operating earnings; • Pretax adjusted operating margin; • Return on equity excluding AOCI; • Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities; • Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total equity excluding AOCI; • Total equity excluding CIEs; • Total equity excluding CIEs and AOCI Reclassification Certain prior period information has been restated to conform to current period presentation. 33 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology - Segments Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee- based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from bank and certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments. Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life and disability income. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. We issue insurance policies through our life insurance subsidiaries. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business and IDS Property Casualty Insurance Company which was sold on 10-1- 2019 to American Family Insurance. This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis. 34 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding the impact of CIEs, net of tax; integration and restructuring charges, net of tax; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization, net of tax; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization, net of tax; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual, net of tax; gain or loss on disposal of business that is not considered discontinued operations, net of tax; the mean reversion related impacts, net of tax; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments, net of tax; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual, net of tax; and income (loss) from discontinued operations. Adjusted Operating Expenses - Total expenses excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization; gain or loss on disposal of business that is not considered discontinued operations; the mean reversion related impacts; net realized investment gains or losses, net of DSIC and DAC amortization. Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities. Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements. Adjusted Operating Total Net Revenues - Total net revenues attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on indexed universal life benefits, net of unearned revenue amortization and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, unearned revenue amortization and the reinsurance accrual. Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia. Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO"). Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests. AOCI - Accumulated other comprehensive income (loss), net of tax. Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority. Assets Under Advisement - Assets under advisement include external client assets for which we provide advisory services, such as model portfolios. We earn a fee on these assets but do not have full discretionary authority. Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide advisory services such as model portfolios, but do not have full discretionary investment authority. Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). Auto & Home was sold on 10-1-2019 to American Family Insurance. Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue". Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards. DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates. Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits. Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company. Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments. 35 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization. The market impact includes the risk margin and nonperformance spread impact. Mean Reversion Related Impacts - The impact on variable annuity and variable universal life for the difference between assumed and updated separate account investment performance on DAC, DSIC, and unearned revenue amortization, reinsurance accrual, and additional insurance benefit reserves. The updated separate account investment performance includes actual investment performance in the current period and the impact of changes in financial market conditions on the assumptions for future investment performance. Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles. Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues. Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance. Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends. Net New Flows - Retail fund inflows less outflows. Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment. Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual. Pretax Adjusted Operating Earnings - Income attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations. Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues. Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life. Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client. Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services. Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs. Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of consolidated investment entities. Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses. 36 of 51

Exhibit A Statistical Supplement Package (unaudited) First Quarter 2020 Disclosed Items 37 of 51

Ameriprise Financial, Inc.
Disclosed Items
1 Qtr 2020

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities				Protection			Corporate and Eliminations		
	Securities Gains/(Losses) [1]	Securities Gains/(Losses) [1]	Mean Reversion Related Impacts [2]	Market Impact on Fixed Index Annuity Benefits [3]	Market Impact on VA Guaranteed Benefits & SSA/SVA Market Adjustment [4]	Securities Gains/(Losses) [1]	Mean Reversion Related Impacts [2]	Securities Gains/(Losses) [1]	Market Impact on Indexed Universal Life Benefits [5]	CIEs [6]	Securities Gains/(Losses) [1]	Integration/Restructuring Charges [7]
Revenues												
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (1)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	(1)	(1)	-	-	-	(11)	-	(5)	-	17	(1)	-
Premiums	-	-	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	(1)	(1)	55	-	-	-
Total revenues	(1)	(1)	-	-	-	(11)	(1)	(6)	55	16	(1)	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-
Total net revenues	(1)	(1)	-	-	-	(11)	(1)	(6)	55	16	(1)	-
Expenses												
Distribution expenses	-	-	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	(4)	(3)	-	-	-	(68)	-	-	-
Benefits, claims, losses and settlement expenses	-	-	24	-	(2,070)	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	-	31	1	384	-	5	-	32	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	-	-	17	-	-
General and administrative expense	-	-	-	-	-	-	-	-	-	1	-	1
Total expenses	-	-	55	(3)	(1,689)	-	5	-	(36)	18	-	1
Pretax segment income (loss)	$ (1)	$ (1)	$ (55)	$ 3	$ 1,689	$ (11)	$ (6)	$ (6)	$ 91	$ (2)	$ (1)	$ (1)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Asset Management
	Performance Fee Correction [8]
Revenues	
Management and financial advice fees	$ (19)
Distribution fees	-
Net investment income	-
Premiums	-
Other revenues	-
Gain on Disposal of Business	-
Total revenues	(19)
Banking and deposit interest expense	-
Adjusted operating total net revenues	(19)
Expenses	
Distribution expenses	-
Interest credited to fixed accounts	-
Benefits, claims, losses and settlement expenses	-
Amortization of deferred acquisition costs	-
Interest and debt expense	-
General and administrative expense	(4)
Adjusted operating expenses	(4)
Pretax adjusted operating earnings	$ (15)
Tax benefit (expense)	

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(3) Fixed index annuity benefit impacts include:
- $4 million net expense related to hedged fixed index annuity benefits
- $1 million increase in DAC amortization resulting from hedged fixed index annuity benefits

(4) Variable annuity guaranteed benefits & SSA/SVA Market impacts include:
- $3 million net benefit in the Interest credited to fixed accounts
- $2,070 million net benefit related to hedged variable annuity benefits
- $384 million increase in DAC and DSIC amortization resulting from hedged benefits

(5) Indexed universal life benefit impacts include:
- $68 million net benefit related to hedged indexed universal life benefits
- $32 million increase in DAC amortization resulting from hedged indexed universal life benefits
- $55 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)

(8) Performance fee correction from prior periods for the UK property funds.

38 of 51

Ameriprise Financial, Inc. Disclosed Items 4 Qtr 2019 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Mean Reversion Market Impact on Gain on Market Impact Related VA Guaranteed Securities Related Securities Indexed Universal the Disposal of Hedges Integration/Restructuring (1) (2) (3) (1) (3) (4) (5) (6) (7) (8) (in millions, unaudited) Impacts Benefits Gains/(Losses) Impacts Gains/(Losses) Life Benefits of Business CIEs on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ (1) $ - $ - Distribution fees - - - - - - - - - - Net investment income - - (1) - (1) - - 22 2 - Premiums - - - - - - - - - - Other revenues - - - - - 8 - - - - Gain on disposal of business - - - - - - 213 - - - Total revenues - - (1) - (1) 8 213 21 2 - Banking and deposit interest expense - - - - - - - - - - Total net revenues - - (1) - (1) 8 213 21 2 - Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - - - - - (13) - - - - Benefits, claims, losses and settlement expenses (24) 433 - - - - - - - - Amortization of deferred acquisition costs (14) (58) - (1) - 4 - - - - Interest and debt expense - - - - - - - 20 - - General and administrative expense - - - - - - - - - 6 Total expenses (38) 375 - (1) - (9) - 20 - 6 Pretax segment income (loss) $ 38 $ (375) $ (1) $ 1 $ (1) $ 17 $ 213 $ 1 $ 2 $ (6) Included in Adjusted Operating Earnings Corporate Consolidated Affordable Housing Excess Tax Benefits Investment from Share- (in millions, unaudited) Severance Adjustment (9) Based Payments (10) Revenues Management and financial advice fees $ - $ - $ - Distribution fees - - - Net investment income - (25) - Premiums - - - Other revenues - - - Gain on Disposal of Business - - - Total revenues - (25) - Banking and deposit interest expense - - - Adjusted operating total net revenues - (25) - Expenses Distribution expenses - - - Interest credited to fixed accounts - - - Benefits, claims, losses and settlement expenses - - - Amortization of deferred acquisition costs - - - Interest and debt expense - - - General and administrative expense 11 - - Adjusted operating expenses 11 - - Pretax adjusted operating earnings $ (11) $ (25) $ - Tax benefit (expense) $ 3 (1) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Variable annuity guaranteed benefit impacts include: $433 million increase related to hedged variable annuity benefits $58 million net benefit in DAC and DSIC amortization resulting from hedged benefits (3) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (4) Indexed universal life benefit impacts include: $13 million net benefit related to hedged indexed universal life benefits $4 million increase in DAC amortization resulting from hedged indexed universal life benefits $8 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (5) Reflects gain on the sale of Auto and Home (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (9) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows (10) Excess tax benefits (deficiencies) related to share-based compensation 39 of 51

Ameriprise Financial, Inc.
Disclosed Items
3 Qtr 2019

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Annuities				Protection			Corporate and Eliminations			
	Mean Reversion Related Impacts (1)	Market Impact on Fixed Index Annuity Benefits (2)	Market Impact on VA Guaranteed Benefits (3)	Securities Gains/(Losses) (4)	Mean Reversion Related Impacts (1)	Securities Gains/(Losses) (4)	Market Impact on Indexed Universal Life Benefits (5)	CIEs (6)	Securities Gains/(Losses) (4)	Market Impact of Hedges on Investments (7)	Integration/Restructuring Charges (8)
Revenues											
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-	-
Net investment income	-	-	-	(4)	-	(10)	-	24	4	(9)	-
Premiums	-	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	(3)	17	-	-	-	-
Total revenues	-	-	-	(4)	-	(13)	17	22	4	(9)	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-
Total net revenues	-	-	-	(4)	-	(13)	17	22	4	(9)	-
Expenses											
Distribution expenses	-	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	1	-	-	-	-	(40)	-	-	-	-
Benefits, claims, losses and settlement expenses	25	-	(6)	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	10	-	8	-	1	(2)	9	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	22	-	-	-
General and administrative expense	-	-	-	-	-	-	-	1	-	-	2
Total expenses	35	1	2	-	1	(2)	(31)	23	-	-	2
Pretax segment income (loss)	$ (35)	$ (1)	$ (2)	$ (4)	$ (1)	$ (11)	$ 48	$ (1)	$ 4	$ (9)	$ (2)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Annuities	Protection	Corporate				Consolidated
	Valuation Assumption & Model Changes (9)	Valuation Assumption & Model Changes (9)	Auto & Home Catastrophe Losses (10)	Valuation Assumption & Model Changes (9)	Gain on the sale of Real Estate (11)	Affordable Housing Investment Adjustment (12)	Excess Tax Benefits from Share-Based Payments (13)
Revenues							
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	(10)	-
Premiums	-	-	-	-	-	-	-
Other revenues	-	5	-	-	7	-	-
Total revenues	-	5	-	-	7	(10)	-
Banking and deposit interest expense	-	-	-	-	-	-	-
Adjusted operating total net revenues	-	5	-	-	7	(10)	-
Expenses							
Distribution expenses	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	(12)	16	33	8	-	-	-
Amortization of deferred acquisition costs	11	2	-	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	-
General and administrative expense	-	-	-	-	-	-	-
Adjusted operating expenses	(1)	18	33	8	-	-	-
Pretax adjusted operating earnings	$ 1	$ (13)	$ (33)	$ (8)	$ 7	$ (10)	$ -
Tax benefit (expense)							$ 4

(1) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(2) Fixed index annuity benefit impacts include:

$1 million net expense related to hedged fixed index annuity benefits

$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(3) Variable annuity guaranteed benefit impacts include:

$6 million net benefit related to hedged variable annuity benefits

$8 million increase in DAC and DSIC amortization resulting from hedged benefits

(4) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(5) Indexed universal life benefit impacts include:

$40 million net benefit related to hedged indexed universal life benefits

$9 million increase in DAC amortization resulting from hedged indexed universal life benefits

$17 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(8) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)

(9) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

(10) Total auto and home catastrophe losses

(11) Reflects net proceeds of gain on the sale of the Oakridge facility

(12) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

(13) Excess tax benefits (deficiencies) related to share-based compensation

40 of 51

Ameriprise Financial, Inc.
Disclosed Items
2 Qtr 2019

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Annuities			Protection			Corporate and Eliminations			
	Mean Reversion Related Impacts [1]	Market Impact on Fixed Index Annuity Benefits [2]	Market Impact on VA Guaranteed Benefits [3]	Mean Reversion Related Impacts [1]	Securities Gains/(Losses) [4]	Market Impact on Indexed Universal Life Benefits [5]	CIEs [6]	Securities Gains/(Losses) [4]	Market Impact of Hedges on Investments [7]	Integration/Restructuring Charges [8]
Revenues										
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ (1)	$ -	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-
Net investment income	-	-	-	-	1	-	25	(1)	(18)	-
Premiums	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	(8)	-	-	-	-
Total revenues	-	-	-	-	1	(8)	24	(1)	(18)	-
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-
Total net revenues	-	-	-	-	1	(8)	24	(1)	(18)	-
Expenses										
Distribution expenses	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	(1)	-	-	-	23	-	-	-	-
Benefits, claims, losses and settlement expenses	(11)	-	64	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	(6)	-	(4)	(1)	-	(5)	-	-	-	-
Interest and debt expense	-	-	-	-	-	-	22	-	-	-
General and administrative expense	-	-	-	-	-	-	1	-	-	2
Total expenses	(17)	(1)	60	(1)	-	18	23	-	-	2
Pretax segment income (loss)	$ 17	$ 1	$ (60)	$ 1	$ 1	$ (26)	$ 1	$ (1)	$ (18)	$ (2)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Corporate	Consolidated
	Auto & Home Catastrophe Losses [9]	Excess Tax Benefits from Share-Based Payments [10]
Revenues		
Management and financial advice fees	$ -	$ -
Distribution fees	-	-
Net investment income	-	-
Premiums	-	-
Other revenues	-	-
Total revenues	-	-
Banking and deposit interest expense	-	-
Adjusted operating total net revenues	-	-
Expenses		
Distribution expenses	-	-
Interest credited to fixed accounts	-	-
Benefits, claims, losses and settlement expenses	18	-
Amortization of deferred acquisition costs	-	-
Interest and debt expense	-	-
General and administrative expense	-	-
Adjusted operating expenses	18	-
Pretax adjusted operating earnings	$ (18)	$ -
Tax benefit (expense)		$ 3

(1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(2) Fixed index annuity benefit impacts include:

- $1 million net benefit related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(3) Variable annuity guaranteed benefit impacts include:

- $64 million net expense related to hedged variable annuity benefits
- $4 million decrease in DAC and DSIC amortization resulting from hedged benefits

(4) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(5) Indexed universal life benefit impacts include:

- $23 million net expense related to hedged indexed universal life benefits
- $5 million decrease in DAC amortization resulting from hedged indexed universal life benefits
- $8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(8) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)

(9) Total auto and home catastrophe losses

(10) Excess tax benefits (deficiencies) related to share-based compensation

41 of 51

Ameriprise Financial, Inc.
Disclosed Items
1 Qtr 2019

Excluded from Adjusted Operating Earnings

(in millions, unaudited)	Asset Management	Annuities			Protection			Corporate and Eliminations		
	Securities Gains/(Losses) [1]	Mean Reversion Related Impacts [2]	Securities Gains/(Losses) [1]	Market Impact on VA Guaranteed Benefits [3]	Mean Reversion Related Impacts [2]	Securities Gains/(Losses) [1]	Market Impact on Indexed Universal Life Benefits [4]	CIEs [5]	Market Impact of Hedges on Investments [6]	Integration/Restructuring Charges [7]
Revenues										
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (2)	$ -	$ -
Distribution fees	-	-	-	-	-	-	-	-	-	-
Net investment income	(1)	-	12	-	-	(2)	-	23	(10)	(3)
Premiums	-	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	(17)	-	-	-
Total revenues	(1)	-	12	-	-	(2)	(17)	21	(10)	(3)
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-
Total net revenues	(1)	-	12	-	-	(2)	(17)	21	(10)	(3)
Expenses										
Distribution expenses	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	43	-	-	-
Benefits, claims, losses and settlement expenses	-	(16)	-	170	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	(18)	-	(28)	(2)	-	(9)	-	-	-
Interest and debt expense	-	-	-	-	-	-	-	20	-	-
General and administrative expense	-	-	-	-	-	-	-	1	-	4
Total expenses	-	(34)	-	142	(2)	-	34	21	-	4
Pretax segment income (loss)	$ (1)	$ 34	$ 12	$ (142)	$ 2	$ (2)	$ (51)	$ -	$ (10)	$ (7)

Included in Adjusted Operating Earnings

(in millions, unaudited)	Corporate	Consolidated
	Auto & Home Catastrophe Losses [8]	Excess Tax Benefits from Share-Based Payments [9]
Revenues		
Management and financial advice fees	$ -	$ -
Distribution fees	-	-
Net investment income	-	-
Premiums	-	-
Other revenues	-	-
Total revenues	-	-
Banking and deposit interest expense	-	-
Adjusted operating total net revenues	-	-
Expenses		
Distribution expenses	-	-
Interest credited to fixed accounts	-	-
Benefits, claims, losses and settlement expenses	14	-
Amortization of deferred acquisition costs	-	-
Interest and debt expense	-	-
General and administrative expense	-	-
Adjusted operating expenses	14	-
Pretax adjusted operating earnings	$ (14)	$ -
Tax benefit (expense)		$ 5

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees
(3) Variable annuity guaranteed benefit impacts include:
  $170 million net expense related to hedged variable annuity benefits
  $28 million decrease in DAC and DSIC amortization resulting from hedged benefits
(4) Indexed universal life benefit impacts include:
  $43 million net expense related to hedged indexed universal life benefits
  $9 million decrease in DAC amortization resulting from hedged indexed universal life benefits
  $17 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(5) Reflects revenues and expenses of Consolidated Investment Entities
(6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments
(7) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance)
(8) Total auto and home catastrophe losses
(9) Excess tax benefits (deficiencies) related to share-based compensation

42 of 51

Exhibit B Statistical Supplement Package (unaudited) First Quarter 2020 Corporate & Other Segment Details 43 of 51

Ameriprise Financial, Inc.
Corporate Excluding Long Term Care and Auto & Home
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 1Q Diff.	Qtr Chg - 1Q %	YTD Chg - 1Q Diff.	YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Corporate Excluding Long Term Care Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ -	$ (1)	$ 1	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	(14)	(10)	(19)	(26)	(10)	(14)	(10)	4	29 %	4	29 %	16	62 %
Premiums	1	-	(1)	(1)	-	1	-	(1)	#	(1)	#	1	#
Other revenues	1	2	9	5	6	1	6	5	#	5	#	1	20 %
Total revenues	(12)	(9)	(10)	(22)	(4)	(12)	(4)	8	67 %	8	67 %	18	82 %
Banking and deposit interest expense	2	2	1	3	1	2	1	(1)	(50)%	(1)	(50)%	(2)	(67)%
Adjusted operating total net revenues	(14)	(11)	(11)	(25)	(5)	(14)	(5)	9	64 %	9	64 %	20	80 %
Expenses													
Distribution expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of deferred acquisition costs	-	(1)	1	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	6	9	8	10	9	6	9	3	50 %	3	50 %	(1)	(10)%
General and administrative expense	58	60	53	68	38	58	38	(20)	(34)%	(20)	(34)%	(30)	(44)%
Adjusted operating expenses	64	68	62	78	47	64	47	(17)	(27)%	(17)	(27)%	(31)	(40)%
Pretax adjusted operating earnings (loss)	$ (78)	$ (79)	$ (73)	$ (103)	$ (52)	$ (78)	$ (52)	$ 26	33 %	$ 26	33 %	$ 51	50 %

Variance equal to or greater than 100%.

44 of 51

Ameriprise Financial, Inc.
Long Term Care
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-Date 2019	Year-to-Date 2020	Prior Year Comparisons Qtr Chg - 1Q Diff.	Prior Year Comparisons Qtr Chg - 1Q %	Prior Year Comparisons YTD Chg - 1Q Diff.	Prior Year Comparisons YTD Chg - 1Q %	Seq Qtr Chg - 1Q Diff.	Seq Qtr Chg - 1Q %
Long Term Care Adjusted Operating Income Statements													
Revenues													
Management and financial advice fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Distribution fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Net investment income	43	42	43	41	42	43	42	(1)	(2)%	(1)	(2)%	1	2 %
Premiums	25	26	26	28	25	25	25	-	-	-	-	(3)	(11)%
Other revenues	-	-	-	-	-	-	-	-	-	-	-	-	-
Total revenues	68	68	69	69	67	68	67	(1)	(1)%	(1)	(1)%	(2)	(3)%
Banking and deposit interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted operating total net revenues	68	68	69	69	67	68	67	(1)	(1)%	(1)	(1)%	(2)	(3)%
Expenses													
Distribution expenses	(3)	(2)	(3)	(4)	(2)	(3)	(2)	1	33 %	1	33 %	2	50 %
Interest credited to fixed accounts	-	-	-	-	-	-	-	-	-	-	-	-	-
Benefits, claims, losses and settlement expenses	56	56	70	64	57	56	57	1	2 %	1	2 %	(7)	(11)%
Amortization of deferred acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest and debt expense	3	4	3	3	3	3	3	-	-	-	-	-	-
General and administrative expense	6	6	7	8	7	6	7	1	17 %	1	17 %	(1)	(13)%
Adjusted operating expenses	62	64	77	71	65	62	65	3	5 %	3	5 %	(6)	(8)%
Pretax adjusted operating earnings (loss)	$ 6	$ 4	$ (8)	$ (2)	$ 2	$ 6	$ 2	$ (4)	(67)%	$ (4)	(67)%	$ 4	#
Net Policyholder Long Term Care Reserves [1]													
Active Life Reserves	$ 2,111	$ 2,182	$ 2,245	$ 2,256	$ 2,061	$ 2,111	$ 2,061	$ (50)	(2)%	$ (50)	(2)%	$ (195)	(9)%
Disabled Life Reserves	540	549	558	565	574	540	574	34	6 %	34	6 %	9	2 %
Total net policyholder long term care reserves	$ 2,651	$ 2,731	$ 2,803	$ 2,821	$ 2,635	$ 2,651	$ 2,635	$ (16)	(1)%	$ (16)	(1)%	$ (186)	(7)%

[1] SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income.

Variance equal to or greater than 100%.

45 of 51

Exhibit C Statistical Supplement Package (unaudited) First Quarter 2020 Non-GAAP Financial Measure Reconciliations 46 of 51

Ameriprise Financial, Inc.
Non-GAAP Financial Measure Reconciliations
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	Year-to-date 2019	Year-to-date 2020
Return on Equity							
Net income (last twelve months)	$ 1,899	$ 1,929	$ 1,969	$ 1,893	$ 3,534	$ 1,899	$ 3,534
Less adjustments [1]	(229)	(229)	(214)	(297)	1,175	(229)	1,175
Adjusted operating earnings (last twelve months)	$ 2,128	$ 2,158	$ 2,183	$ 2,190	$ 2,359	$ 2,128	$ 2,359
Total Ameriprise Financial shareholders' equity (five point quarter end average)	$ 5,704	$ 5,742	$ 5,815	$ 5,837	$ 6,058	$ 5,704	$ 6,058
Less AOCI, net of tax (five point quarter end average)	(137)	(82)	21	122	121	(137)	121
Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average)	5,841	5,824	5,794	5,715	5,937	5,841	5,937
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	1	1	1	1	1	1	1
Adjusted operating equity (five point quarter end average)	$ 5,840	$ 5,823	$ 5,793	$ 5,714	$ 5,936	$ 5,840	$ 5,936
Return on equity excluding AOCI	32.5%	33.1%	34.0%	33.1%	59.5%	32.5%	59.5%
Adjusted operating return on equity excluding AOCI	36.4%	37.1%	37.7%	38.3%	39.7%	36.4%	39.7%
Effective Tax Rate							
Pretax income	$ 470	$ 587	$ 641	$ 534	$ 2,351	$ 470	$ 2,351
Less adjustments [2]	(165)	(86)	(14)	(324)	1,699	(165)	1,699
Pretax adjusted operating earnings	$ 635	$ 673	$ 655	$ 858	$ 652	$ 635	$ 652
Income tax provision	$ 75	$ 95	$ 98	$ 71	$ 315	$ 75	$ 315
Adjusted operating income tax provision	$ 110	$ 113	$ 101	$ 94	$ (42)	$ 110	$ (42)
Effective tax rate	15.9%	16.1%	15.4%	13.2%	13.4%	15.9%	13.4%
Adjusted operating effective tax rate	17.3%	16.8%	15.4%	14.6%	(6.4)%	17.3%	(6.4)%

(1) Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; gain or loss on disposal of business that is not considered discontinued operations; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 21%.

(2) Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; gain or loss on disposal of business that is not considered discontinued operations; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities.

47 of 51

Ameriprise Financial, Inc.
Non-GAAP Financial Measure Reconciliations
First Quarter 2020

(in millions unless otherwise noted, unaudited)

	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Long-term Debt Summary					
Senior notes [1]	$ 3,350	$ 3,050	$ 3,050	$ 3,050	$ 2,300
Finance lease liabilities	55	64	61	57	54
Fair value of hedges, unamortized discount and debt issuance costs	(11)	(10)	(10)	(10)	(10)
Total Ameriprise Financial long-term debt	3,394	3,104	3,101	3,097	2,344
Less fair value of hedges, unamortized discount and debt issuance costs	(11)	(10)	(10)	(10)	(10)
Less finance lease liabilities	55	64	61	57	54
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities	$ 3,350	$ 3,050	$ 3,050	$ 3,050	$ 2,300
Equity Summary					
Total equity	$ 5,843	$ 6,030	$ 5,997	$ 5,729	$ 6,693
Less equity of consolidated investment entities	1	1	-	1	2
Total equity excluding CIEs	$ 5,842	$ 6,029	$ 5,997	$ 5,728	$ 6,691
Capital Summary					
Total Ameriprise Financial long-term debt	$ 3,394	$ 3,104	$ 3,101	$ 3,097	$ 2,344
Total equity	5,843	6,030	5,997	5,729	6,693
Total Ameriprise Financial capital	9,237	9,134	9,098	8,826	9,037
Less equity of consolidated investment entities	1	1	-	1	2
Less fair value of hedges, unamortized discount and debt issuance costs	(11)	(10)	(10)	(10)	(10)
Less finance lease liabilities	55	64	61	57	54
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs	$ 9,192	$ 9,079	$ 9,047	$ 8,778	$ 8,991
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital [1]	36.7%	34.0%	34.1%	35.1%	25.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs [1]	36.4%	33.6%	33.7%	34.7%	25.6%
Total equity	$ 5,843	$ 6,030	$ 5,997	$ 5,729	$ 6,693
AOCI	35	269	337	262	(295)
Retained earnings attributable to CIEs	1	1	1	1	(1)
AOCI attributable to CIEs	-	-	(1)	-	3
Total equity	$ 5,843	$ 6,030	$ 5,997	$ 5,729	$ 6,693
Less AOCI	35	269	337	262	(295)
Total equity excluding AOCI	$ 5,808	$ 5,761	$ 5,660	$ 5,467	$ 6,988
Total equity	$ 5,843	$ 6,030	$ 5,997	$ 5,729	$ 6,693
Less retained earnings attributable to CIEs	1	1	1	1	(1)
Less AOCI	35	269	337	262	(295)
Total equity excluding CIEs and AOCI	$ 5,807	$ 5,760	$ 5,659	$ 5,466	$ 6,989

[1] The first quarter of 2020 does not include $500 million of debt issuance that settled on April 2, 2020.

48 of 51

Exhibit D Statistical Supplement Package (unaudited) First Quarter 2020 Revenue Detail by Product 49 of 51

Ameriprise Financial, Inc.
Advice & Wealth Management Segment
Revenue From Contracts With Customers
First Quarter 2020

(in millions, unaudited)

						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q	
	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Revenues													
Management and financial advice fees:													
Asset management fees:													
Retail	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	$ -	-	$ -	-
Institutional	-	-	-	-	-	-	-	-	-	-	-	-	-
Advisory fees	725	779	813	839	854	725	854	129	18 %	129	18 %	15	2 %
Financial planning fees	69	84	80	97	81	69	81	12	17 %	12	17 %	(16)	(16)%
Transaction and other fees	84	91	91	89	89	84	89	5	6 %	5	6 %	-	-
Total management and financial advice fees	878	954	984	1,025	1,024	878	1,024	146	17 %	146	17 %	(1)	-
Distribution Fees:													
Mutual funds	171	182	183	190	184	171	184	13	8 %	13	8 %	(6)	(3)%
Insurance and annuity	205	218	226	226	208	205	208	3	1 %	3	1 %	(18)	(8)%
Other products	185	180	169	146	156	185	156	(29)	(16)%	(29)	(16)%	10	7 %
Total distribution fees	561	580	578	562	548	561	548	(13)	(2)%	(13)	(2)%	(14)	(2)%
Other revenues	45	49	40	43	47	45	47	2	4 %	2	4 %	4	9 %
Total revenue from contracts with customers	1,484	1,583	1,602	1,630	1,619	1,484	1,619	135	9 %	135	9 %	(11)	(1)%
Revenue from other sources	105	106	115	110	101	105	101	(4)	(4)%	(4)	(4)%	(9)	(8)%
Total segment gross revenues	1,589	1,689	1,717	1,740	1,720	1,589	1,720	131	8 %	131	8 %	(20)	(1)%
Banking and deposit interest expense	35	36	35	30	25	35	25	(10)	(29)%	(10)	(29)%	(5)	(17)%
Total segment net revenues	1,554	1,653	1,682	1,710	1,695	1,554	1,695	141	9 %	141	9 %	(15)	(1)%
Less: intersegment revenues	219	230	240	235	222	219	222	3	1 %	3	1 %	(13)	(6)%
Total net revenues	$ 1,335	$ 1,423	$ 1,442	$ 1,475	$ 1,473	$ 1,335	$ 1,473	$ 138	10 %	$ 138	10 %	$ (2)	-

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Ameriprise Financial, Inc.
Asset Management Segment
Revenue From Contracts With Customers
First Quarter 2020

(in millions, unaudited)

						Year-to-Date		Prior Year Comparisons					
								Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q	
	1 Qtr 2019	2 Qtr 2019	3 Qtr 2019	4 Qtr 2019	1 Qtr 2020	2019	2020	Diff.	%	Diff.	%	Diff.	%
Revenues													
Management and financial advice fees:													
Asset management fees:													
Retail	$ 429	$ 442	$ 448	$ 464	$ 447	$ 429	$ 447	$ 18	4 %	$ 18	4 %	$ (17)	(4)%
Institutional	104	111	135	145	85	104	85	(19)	(18)%	(19)	(18)%	(60)	(41)%
Advisory fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Financial planning fees	-	-	-	-	-	-	-	-	-	-	-	-	-
Transaction and other fees	46	47	48	48	47	46	47	1	2 %	1	2 %	(1)	(2)%
Total management and financial advice fees	579	600	631	657	579	579	579	-	-	-	-	(78)	(12)%
Distribution Fees:													
Mutual funds	57	60	59	61	60	57	60	3	5 %	3	5 %	(1)	(2)%
Insurance and annuity	41	43	43	44	43	41	43	2	5 %	2	5 %	(1)	(2)%
Other products	-	-	-	-	-	-	-	-	-	-	-	-	-
Total distribution fees	98	103	102	105	103	98	103	5	5 %	5	5 %	(2)	(2)%
Other revenues	1	3	-	-	1	1	1	-	-	-	-	1	-
Total revenue from contracts with customers	678	706	733	762	683	678	683	5	1 %	5	1 %	(79)	(10)%
Revenue from other sources	11	7	8	8	3	11	3	(8)	(73)%	(8)	(73)%	(5)	(63)%
Total segment gross revenues	689	713	741	770	686	689	686	(3)	-	(3)	-	(84)	(11)%
Banking and deposit interest expense	-	1	(1)	-	-	-	-	-	-	-	-	-	-
Total segment net revenues	689	712	742	770	686	689	686	(3)	-	(3)	-	(84)	(11)%
Less: intersegment revenues	13	14	13	15	13	13	13	-	-	-	-	(2)	(13)%
Total net revenues	$ 676	$ 698	$ 729	$ 755	$ 673	$ 676	$ 673	$ (3)	-	$ (3)	-	$ (82)	(11)%

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